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                                                                   EXHIBIT 10.37

                             FOURTEENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

               THIS FOURTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of February 28, 2000, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), LWI HOLDINGS, INC., a Delaware corporation, successor by merger of Aegis Catalog Corporation with and into LWI Holdings, Inc. ("LWI"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation, successor by merger of Hanover Holding Corp. with and into Hanover Direct Virginia Inc. and successor by merger of Colonial Garden Kitchens, Inc. with and into Hanover Direct Virginia, Inc. ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), TWEEDS, LLC, a Delaware limited liability company ("Tweeds LLC"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"; and together with HDPI, Brawn, GBM, Gump's, LWI, HDV, Hanover Realty, TCS Factory, TCS Office, Tweeds LLC, Silhouettes and HCS LLC, each individually referred to herein as a "Borrower" and collectively, as "Borrowers"), and HANOVER DIRECT, INC., a Delaware corporation, successor by merger of Company Store Holdings, Inc. with and into Hanover Direct, Inc. ("Hanover"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation ("American Down"), D.M. ADVERTISING, INC., a New Jersey corporation ("DM Advertising"), SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation ("York Fulfillment"), KEYSTONE LIQUIDATIONS, INC., a Delaware Corporation, formerly known as Tweeds of Vermont, Inc., HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), and KEYSTONE INTERNET SERVICES, INC., a Delaware corporation, formerly known as Keystone Fulfillment Services, Inc. ("Keystone"; each individually referred to herein as an "Existing Guarantor" and collectively, as "Existing Guarantors"), KITCHEN & HOME, LLC, a Delaware limited liability company ("Kitchen & Home, LLC"; as hereinafter further defined), DOMESTICATIONS KITCHEN & GARDEN, LLC, a Delaware limited liability company ("Domestications K&G, LLC"; as hereinafter further defined), ENCORE CATALOG, LLC, a Delaware limited liability company ("Encore LLC"; as hereinafter further defined), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"; as hereinafter further defined), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down, LLC"; as hereinafter further defined), ERIZON, INC., a Delaware corporation ("erizon, inc."; as hereinafter further defined), HANOVER BRANDS, INC., a Delaware corporation ("Hanover Brands"; as hereinafter further defined), ERIZON.COM, INC., a Delaware corporation ("erizon.com"; as hereinafter further defined), LA CROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse, LLC"; as hereinafter further defined) and SAN DIEGO TELEMARKETING, LLC, a Delaware limited liability company ("San Diego LLC"; as




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hereinafter further defined). Each Existing Guarantor, together with Kitchen &
Home, LLC, Domestications K&G, LLC, Encore LLC, Clearance World LLC, Scandia LLC, erizon, inc., Hanover Brands, erizon.com, LaCrosse LLC and San Diego LLC, shall hereinafter be referred to individually as a "Guarantor" and collectively as "Guarantors".

                              W I T N E S S E T H:

        WHEREAS, Borrowers, Existing Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, and the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

        WHEREAS, Borrowers and Existing Guarantors have requested that Lender consent to, and enter into certain amendments to the Loan Agreement and agreements with respect to certain transactions as described herein in connection with, the corporate reorganization of certain Borrowers and certain Existing Guarantors; and

        WHEREAS, Borrowers and Existing Guarantors have requested that each of Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World LLC, Scandia LLC, erizon, inc., Hanover Brands, erizon.com, LaCrosse LLC and San Diego LLC become a Guarantor pursuant to the terms and conditions of the Loan Agreement, as amended hereby; and

        WHEREAS, the parties to the Loan Agreement desire to enter into this Fourteenth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such consents, amendments and agreements, and certain other amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

        NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions.




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               (a) Additional Definitions. As used herein or in any of the other
Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                      (i) "Additional Hanover 1999 Reorganization Guarantors" shall mean, individually and collectively, each of Kitchen & Home, LLC, Domestications K&G, LLC, Encore LLC, Clearance World LLC, Scandia LLC, erizon, inc., Hanover Brands, erizon.com, LaCrosse LLC and San Diego LLC.

                      (ii) "Aegis/LWI Holdings Merger" shall mean the merger of Aegis Catalog Corporation with and into LWI Holdings, Inc., with LWI Holdings, Inc. as the surviving corporation.

                      (iii) "Clearance World LLC" shall mean Clearance World Outlets, LLC, a Delaware limited liability company, and its successors and assigns.

                      (iv) "Colonial Garden Catalog Assets" shall mean all of the assets and properties that (A) are or were owned by Colonial Garden immediately before the consummation of the Hanover 1999 Reorganization as to Colonial Garden and (B) are or have been owned or acquired by Domestications K&G LLC at any time on or after the effective date of the Hanover 1999 Reorganization as to HDV, which assets and properties, in each case, were and are primarily related to or primarily used in connection with or arise from the sale of merchandise or services sold through the "Colonial Garden Kitchens" mail order catalog, including, without limitation, all Accounts, Inventory, Customer Lists and other General Intangibles so related, used or sold.

                      (v) "Colonial Garden/HDV Merger" shall mean the merger of Colonial Garden Kitchens, Inc., with and into Hanover Direct Virginia Inc., with Hanover Direct Virginia Inc. as the surviving corporation.

                      (vi) "CSHI/HDI Merger" shall mean the merger of Company Store Holdings, Inc. with and into Hanover Direct, Inc. with Hanover Direct, Inc. as the surviving corporation.

                      (vii) "Domestications K&G LLC" shall mean Domestications Kitchen & Garden, LLC, a Delaware limited liability company, and its successors and assigns.

                      (viii) "Encore Catalog Assets" shall mean all of the assets and properties that (A) are or were owned by HDPI immediately before the consummation of the Hanover 1999 Reorganization as to HDPI and (B) are or have been owned or acquired by Encore Catalog LLC at any time after the effective date of the Hanover 1999 Reorganization as to HDPI, which assets and properties, in each case, were and are primarily related to or primarily used in connection with or arise from the sale of merchandise or services sold through the "Encore" mail order



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                      (viii) "Encore Catalog Assets" shall mean all of the
assets and properties that (A) are or were owned by HDPI immediately before the consummation of the Hanover 1999 Reorganization as to HDPI and (B) are or have been owned or acquired by Encore Catalog LLC at any time after the effective date of the Hanover 1999 Reorganization as to HDPI, which assets and properties, in each case, were and are primarily related to or primarily used in connection with or arise from the sale of merchandise or services sold through the "Encore" mail order




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catalog, including, without limitation, all Accounts, Inventory, Customer Lists and other General Intangibles so related, used or sold.

                      (ix) "Encore LLC" shall mean Encore Catalog, LLC, a Delaware limited liability company, and its successors and assigns.

                      (x) "erizon, inc." shall mean erizon, inc., a Delaware corporation, and its successors and assigns.

                      (xi) "erizon.com" shall mean erizon.com, inc., a Delaware corporation, and its successors and assigns.

                      (xii) "Hanover Brands" shall mean Hanover Brands, Inc., a Delaware corporation, and its successors and assigns.

                      (xiii) "HH Corp./HDV Merger" shall mean the merger of Hanover Holding Corp. with and into Hanover Direct Virginia Inc., with Hanover Direct Virginia Inc. as the surviving corporation.

                      (xiv) "Hanover 1999 Reorganization" shall mean, individually and collectively, the reorganization steps and transactions effected under the Hanover 1999 Reorganization Agreements.

                      (xv) "Hanover 1999 Reorganization Agreements" shall mean, collectively, the agreements, documents and instruments listed in Schedule 1 hereto, the Hanover Subsidiary Dissolution Agreements and all related agreements, documents and instruments executed, delivered or filed in connection with, or otherwise evidencing, each of the transactions consented to in Section 2 hereof, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                      (xvi) "Hanover Subsidiary 1999 Dissolution Agreements" shall mean, collectively, the certificates or agreements executed, delivered or filed in connection with, or otherwise evidencing, the dissolution of Aegis Retail, Austad Holdings (now known as Hanover Golf, Inc., Austad (now known as Hanover South Dakota Company), York Fulfillment and HWA LLC, and all related agreements, documents and instruments, as the same now exist or may hereafter entered into, be amended, modified, supplemented, extended, renewed, restated or replaced.

                      (xvii) "Kitchen & Home Catalog Assets" shall mean all of the assets and properties that (A) are or were owned by HDPI immediately before the consummation of the Hanover 1999 Reorganization as to HDPI, and (B) are or have been owned or acquired by Kitchen & Home LLC at any time on or after the effective date of the Hanover 1999 Reorganization as to HDPI, which assets and properties, in each case, were and are primarily related to or primarily used in connection with or arise from the sale of merchandise or services




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sold through the "Kitchen & Home" mail order catalog, including, without limitation, all Accounts, Inventory, Customer Lists and other General Intangibles so related, used or sold.

                     (xviii) "Kitchen & Home LLC" shall mean Kitchen & Home, LLC, a Delaware limited liability company, and its successors and assigns.

                     (xix) "LaCrosse Fulfillment Center Assets" shall mean all of the fixed assets that (A) are or were owned by American Down immediately before the consummation of the Hanover 1999 Reorganization as to American Down, and (B) are or have been owned or acquired by LaCrosse LLC at any time on or after the effective date of the Hanover 1999 Reorganization as to American Down, which fixed assets, in each case, were and are primarily related to or primarily used in connection with the business and operations of the mail order fulfillment center located at 2809 Losey Boulevard, LaCrosse, Wisconsin.

                      (xx) "La Crosse LLC" shall mean La Crosse Fulfillment, LLC, a Delaware limited liability company, and its successors and assigns.

                      (xxi) "San Diego LLC" shall mean San Diego Telemarketing, LLC, a Delaware limited liability company, and its successors and assigns.

                      (xxii) "San Diego Telemarketing Center Assets" shall mean all of the fixed assets that (A) are or were owned by Brawn immediately before the consummation of the Hanover 1999 Reorganization as to Brawn and (B) are or have been owned or acquired by San Diego LLC at any time on or after the effective date of the Hanover 1999 Reorganization as to Brawn, which fixed assets, in each case, were and are primarily related to or primarily used in connection with the business and operations of the telemarketing and call center located at 741 F Street, San Diego, California.

                      (xxiii) "Scandia LLC" shall mean Scandia Down, LLC, a Delaware limited liability company, and its successors and assigns.

                      (xxiv) "Clearance World Retail Outlet Assets" shall mean all of the assets and properties that (A) are or were owned by HDPI immediately before the consummation of the Hanover 1999 Reorganization as to HDPI, and (B) are or have been owned or acquired by Clearance World LLC on and after the effective date of the Hanover 1999 Reorganization as to HDPI, which assets and properties, in each case, are primarily related to or primarily used in connection with or arise from the business and operations of the three (3) outlet stores previously operated by HDPI and located in Pennsylvania, including, without limitation, all Accounts, Inventory, and other General Intangibles so related, used or sold.

        (b) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

        2.     Consents.

               (a) Hanover 1999 Reorganization. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding




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anything to the contrary contained in Sections 6.2, 6.5, 6.6(a), 6.6(c) or 6.9 of the Loan Agreement, Lender consents to the following transactions:

                      (i) the formation of Encore Catalog LLC and the contribution, assignment and transfer by HDPI to Encore Catalog LLC of all of the Encore Catalog Assets, subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in Encore Catalog LLC, and the assumption by Encore Catalog LLC of all obligations, liabilities and indebtedness of HDPI allocated to the Encore Catalog Assets (including the Obligations of HDPI allocated thereto, but without thereby releasing HDPI from liability therefor), all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (ii) the merger of Aegis Catalog with and into LWI Holdings, pursuant to the Aegis/LWI Holdings Merger, with LWI Holdings as the surviving corporation in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (iii) the formation of San Diego LLC by Brawn and (A) the contribution, assignment and transfer by Brawn to San Diego LLC of all of the San Diego Telemarketing Assets, subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in San Diego LLC, and the assumption by San Diego LLC of all obligations, liabilities and indebtedness of Brawn allocated to the San Diego Telemarketing Assets (including the Obligations of Brawn allocated thereto, but without thereby releasing Brawn from liability therefor), (B) the sale, transfer and assignment by Brawn to Hanover of its hundred percent (100%) membership interest in San Diego LLC, subject to the security interests and liens of Lender in the assets of Hanover, (C) the sublease by Brawn to San Diego LLC of the premises of Brawn located at 741 F Street, San Diego, California, subject to Lender's right of access to the premises contained herein, (D) the contribution, assignment and transfer by Hanover to erizon, inc. of its hundred percent (100%) membership interest in San Diego LLC, subject to the security interests and liens of Lender in the assets of erizon, inc, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (iv)   the formation of Clearance World LLC by HDPI and
(A) the contribution, assignment and transfer by HDPI to Clearance World LLC of all of the Clearance World Assets, subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in Clearance World LLC, and the assumption by Clearance World LLC of all obligations, liabilities and indebtedness of Brawn allocated to the Clearance World Assets (including the Obligations of HDPI allocated thereto, but without thereby releasing HDPI from liability therefor), (B) the sale, transfer and assignment by HDPI to Hanover of its hundred percent (100%) membership interest in Clearance World LLC, subject to the security interests and liens of Lender in the assets of Hanover, (C) the contribution, assignment and transfer by Hanover to Hanover Brands of its hundred percent (100%) membership interest in Clearance World LLC, subject to the security interests and liens of Lender in the assets of Hanover Brands, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (v) the merger of CSHI with and into Hanover, pursuant to the




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CSHI/Hanover Merger, with Hanover as the surviving corporation in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (vi)   the formation of LaCrosse LLC by American Down and
(A) the contribution, assignment and transfer by American Down to LaCrosse LLC of all of the LaCrosse Fulfillment Center Assets, subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in LaCrosse LLC, and the assumption by LaCrosse LLC of all obligations, liabilities and indebtedness of American Down allocated to the LaCrosse Fulfillment Center Assets (including the Obligations of American Down allocated thereto, but without thereby releasing American Down from liability therefor), (B) the sale, transfer and assignment by American Down to Hanover of its hundred percent (100%) membership interest in LaCrosse LLC, subject to the security interests and liens of Lender in the assets of Hanover,
(C) immediately before the effectiveness of the HH Corp./HDV Merger, the assignment by HH Corp. of its leasehold interest in the premises located at 2809 Losey Boulevard, LaCrosse, Wisconsin to LaCrosse LLC, subject to Lender's right of access to the premises contained herein, (D) the contribution, assignment and transfer by Hanover to erizon, inc. of its hundred percent (100%) membership interest in LaCrosse LLC, subject to the security interests and liens of Lender in the assets of erizon, inc, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (vii) the formation of Kitchen & Home LLC and the contribution, assignment and transfer by HDPI to Kitchen & Home LLC of all of the Kitchen & Home Catalog Assets, subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in Kitchen & Home LLC, and the assumption by Kitchen & Home LLC of all obligations, liabilities and indebtedness of HDPI allocated to the Kitchen & Home Catalog Assets (including the Obligations of HDPI allocated thereto, but without thereby releasing HDPI from liability therefor), all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (viii) the formation of Scandia LLC and the capital contribution, by HHFG LLC of Nine Hundred Ninety-Nine Dollars ($999) in consideration of a ninety-nine and nine tenths percent (99.9%) membership interest in Scandia LLC, and the capital contribution by HH Corp. of One Dollar ($1.00) in consideration of a one tenth percent (.1%) membership interest in Scandia LLC, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (ix) immediately before the effectiveness of the HH Corp./HDV Merger, the sale, assignment and contribution by HH Corp. to HHFG LLC all of the right, title and interest of HH Corp. in and to the fifty percent (50%) ownership interest of HH Corp. in the Blue Ridge Associates general partnership, subject to the security interests and liens of Lender in the assets of HH Corp., and the assumption by HHFG LLC of all obligations, liabilities and indebtedness of HH Corp. as a general partner of Blue Ridge Associates general partnership, in consideration of the adjustment of HH Corp.'s membership interest in HHFG LLC such that, after giving effect thereto and to the contribution, assignment and transfer by HDPI to HHFG LLC consented in Section 2(a)(x) hereof, HH Corp.'s membership interest in HHFG LLC will be the percentage expressed as a fraction, (A) the numerator of which is the value of the net assets



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contributed to HHFG LLC by HH Corp. and (B) the denominator of which is the combined value of the net assets contributed by each of HH Corp., HDPI and HDV in HHFG LLC, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (x) immediately before the effectiveness of the HH Corp./HDV Merger, the sale, assignment and contribution by HDPI to HHFG LLC of a one-tenth percent (0.1%) membership interest in Kitchen & Home LLC, subject to Lender's security interests in and liens on the assets of HDPI, in consideration of the adjustment of HDPI's membership interest in HHFG LLC such that, after giving effect thereto and to the contribution, assignment and transfer by HH Corp.'s fifty percent (50%) interest in the Blue Ridge Associates general partnership to HHFG LLC consented to in Section 2(a)(ix) hereof, HDPI's membership interest in HHFG LLC will be the percentage expressed as a fraction,
(A) the numerator of which is the value of the net assets contributed to HHFG LLC by HDPI and (B) the denominator of which is the combined value of the net assets contributed by each of HDPI, HH Corp. and HDV in HHFG LLC, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xi) immediately before the effectiveness of the HH Corp./HDV Merger, the distribution by HHFG LLC to HH Corp. of that portion of HHFG LLC's ninety-nine and nine-tenths percent (99.9%) membership interest in each of Domestications LLC, Scandia LLC and HCS LLC and that portion of HHFG LLC's one hundred percent (100%) membership interest in Kitchen & Home LLC, based upon HH Corp.'s percentage membership interest in HHFG LLC, as reflected on the books and records of HHFG LLC immediately after the effectiveness of the transactions contemplated by Sections 2(a)(ix) and (x) hereof, subject to Lender's security interest in and lien on the assets of HH Corp., all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xii) immediately before the effectiveness of the HH Corp./HDV Merger, the distribution by HHFG LLC to HDV of that portion of HHFG LLC's ninety-nine and nine-tenths percent (99.9%) membership interest in each of Domestications LLC, Scandia LLC and HCS LLC and that portion of HHFG LLC's one hundred percent (100%) membership interest in Kitchen & Home LLC, based upon HDV's percentage membership interest in HHFG LLC, as reflected on the books and records of HHFG LLC immediately after the effectiveness of the transactions contemplated by Sections 2(a)(ix) and (x) hereof, subject to Lender's security interest in and lien on the assets of HDV, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xiii) immediately before the effectiveness of the HH Corp./HDV Merger, the contribution by HDPI to HWA LLC of a one-tenth percent (0.1%) membership in Silhouettes LLC, subject to Lender's security interests in and liens on the assets of HDPI, in consideration of the adjustment of HDPI's membership interest in HWA LLC such that, after giving effect thereto and to the contribution, assignment and transfer by HH Corp. to HWA LLC of a one-tenth percent (0.1%) membership in Tweeds LLC consented in Section 2(a)(xiv) hereof, HDPI's membership interest in HWA LLC will be the percentage expressed as a fraction, (A) the numerator of which is the value of the net assets contributed to HWA LLC by HDPI and (B) the denominator of which is the combined value of the net assets contributed by each of HDPI and HH Corp in HWA LLC, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xiv) immediately before the effectiveness of the HH Corp./HDV Merger, the contribution by HH Corp. to HWA LLC of a one-tenth percent (0.1%) membership in Tweeds LLC, subject to Lender's security interests in and liens on the assets of HDPI, in consideration of the adjustment of HH Corp.'s membership interest in HWA LLC such that, after giving effect thereto and to the contribution, assignment and transfer by HH Corp. to HWA LLC of a one-tenth percent (0.1%) membership in Silhouettes LLC consented to in Section 2(a)(xiii) hereof, HH Corp.'s membership interest in HWA LLC will be the percentage expressed as a fraction, (A) the numerator of which is the value of the net assets contributed to HWA LLC by HH Corp. and (B) the denominator of which is the combined value of the net assets contributed by each of HH Corp. and HDPI in HWA LLC, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xv) the contribution, assignment and transfer by HDPI to Hanover of all of HDPI's membership interest in HWA LLC, and immediately upon the effectiveness thereof, the contribution, assignment and transfer by Hanover to HDV of such membership interest in HWA LLC, in each case, subject to the security interests and liens of Lender in the assets of and Hanover and HDV, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xvi) the contribution, assignment and transfer by HDPI to Hanover of all of HDPI's membership interest in Encore Catalog LLC, subject to the security interests and liens of Lender in the assets of HDPI and Hanover, all in accordance with the applicable Hanover 1999 Reorganization Agreements

                      (xvii) the formation of Hanover Brands and the contribution, assignment and transfer by Hanover to Hanover Brands of (A) all of the shares of capital stock of the corporations listed on Schedule 2(a)(i) hereto and all of the membership interests of the limited liability companies listed on Schedule 2(a)(ii) hereto, and (B) all of the patents, trademarks, copyrights and other intellectual property of Hanover used in connection with the business or operations of such corporations or limited liability companies, and immediately upon the effectiveness of the transfers in the foregoing clauses
(A) and (B), the contribution, assignment and transfer by Hanover Brands to HDV of the membership interest in Encore Catalog LLC, in each case, subject to the security interests and liens of Lender in the assets of Hanover and Hanover Brands, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xviii) the formation of erizon, inc. and the contribution, assignment and transfer by Hanover to erizon, inc. of (A) all of the shares of capital stock of the corporations listed on Schedule 2(a)(iii) hereto and all of the membership interests of the limited liability companies listed on Schedule 2(a)(iv) hereto, and (B) all of the patents, trademarks, copyrights and other intellectual property of Hanover used in connection with the business of such corporations or limited liability company, and immediately upon the effectiveness of the transfers in the foregoing clauses (A) and (B), the contribution, assignment and transfer by erizon, inc. to HDPI of the membership interests in each of San Diego LLC and LaCrosse LLC, in each case, subject to the security interests and liens of Lender in the assets of erizon, inc. and HDPI, all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xix) the merger of Colonial Garden Kitchens, Inc. with and into HDV, pursuant to the Colonial Garden/ HDV Merger, with HDV as the surviving corporation in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xx) upon the effectiveness of the Colonial Garden/HDV Merger, the formation of Domestications K&G LLC and the contribution, assignment and transfer by HDV to Domestications K&G LLC of all of the Colonial Garden Catalog Assets, subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in Domestications K&G LLC, and the assumption by Domestications K&G LLC of all obligations, liabilities and indebtedness of HDV allocated to the Colonial Garden Catalog Assets (including the Obligations of HDV allocated thereto, but without thereby releasing HDV from liability therefor), all in accordance with the applicable Hanover 1999 Reorganization Agreements;

                      (xxi) the contribution, assignment and transfer by HDPI to erizon, inc. of all of the issued and outstanding shares of capital stock of Keystone Liquidations, and immediately upon the effectiveness thereof, the contribution, assignment and transfer by erizon, inc. to Hanover of such capital stock, and immediately upon the effectiveness of such transfer by erizon, inc., the contribution, assignment and transfer by erizon, inc. to Hanover Brands of such capital stock, in each case, subject to Lender's security interests in and liens on the assets of HDPI and erizon, inc., all in accordance with the applicable Hanover 1999 Reorganization Agreements; and

                      (xxii) the contribution, assignment and transfer by the Borrowers and Guarantors listed on Schedule (xxii) hereto of all patents, trademarks, copyrights and other intellectual property to Hanover Brands, Inc. and erizon, inc.

               (b) Guarantor Dissolutions. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything contained in Section 6.7 of the Loan Agreement to the contrary, Lender consents to the dissolution of Aegis Retail, Austad Holdings, Austad, York Fulfillment and HWA LLC, conditioned on the following:

                      (i) as soon as available, but in any event, no later than ten (10) days after the effectiveness of each of the dissolutions described in this Section 2(b), Borrowers and Guarantors shall deliver to Lender, in form and substance satisfactory to Lender, (A) true and complete copies of all of the Hanover Subsidiary 1999 Dissolution Agreements with respect to the dissolution of each such Guarantor and Austad and (B) evidence that the Hanover Subsidiary 1999 Dissolution Agreements with respect to the dissolution of each such Guarantor and Austad have been duly executed and delivered by and to the appropriate parties thereto, and the transactions contemplated under the terms of such Hanover Subsidiary 1999 Dissolution

Agreements have been effected;

                      (ii) as soon as available, but in any event, no later than ten (10) days after the effectiveness of each of the dissolutions consented to in this Section 2(b), Lender shall have received, in form and substance satisfactory to Lender, evidence that the certificate of dissolution with respect to such Guarantor and Austad has been issued by the appropriate State governmental authority;

                       (iii) after giving effect to the respective dissolutions consented to in this Section 2(b), no Event of Default or Incipient Default shall exist or have occurred and be continuing; and

                      (iv) the dissolutions consented to under this Section 2(b) and contemplated by the Hanover Subsidiary 1999 Dissolution Agreements shall have occurred, and be effective, by no later than February 29, 2000, subject, in the case of any of the Guarantors or Austad that are incorporated in or authorized to do business in the Commonwealth of Pennsylvania to the earlier of September 30, 2000 or the issuance of a certificate from the appropriate Pennsylvania taxing authority confirming that any Pennsylvania taxes due and owing have been paid, or such later date as Lender shall approve in writing.

        3. Assumption of Obligations; Amendments to Guarantees and Financing Agreements; Acknowledgments with respect to Hanover 1999 Reorganization. Effective as of the earlier of the date hereof or effective date of completion of the Hanover 1999 Reorganization as to the respective parties thereto:

               (a) The Guarantee and Waiver, dated November 14, 1995, executed by the Existing Guarantors as of such date, other than Hanover and Borrowers as of such date, in favor of Lender, as heretofore amended (the "Subsidiary Guarantee"), shall be deemed further amended to include each Additional Hanover 1999 Reorganization Guarantor as an additional Guarantor party signatory thereto. Each Additional Hanover 1999 Reorganization Guarantor hereby expressly
(i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Guarantors signatories thereto and the Borrowers, for all Obligations (as defined in the Subsidiary Guarantee), (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Subsidiary Guarantee with the same force and effect as if each Additional Hanover 1999 Reorganization Guarantor had originally executed and been an original party signatory to the Subsidiary Guarantee, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to each Additional Hanover 1999 Reorganization Guaranty and their respective properties with the same force and effect as if each had originally executed and been an original party signatory to the Subsidiary Guarantee.

               (b) Each of Additional Hanover 1999 Reorganization Guarantor hereby expressly (i) assumes and agrees to be directly liable for all Obligations under, contained in, or arising out of the Loan Agreement, the General Security Agreement, dated November 14, 1995, by the Existing Guarantors as of such date, other than Hanover and Borrowers as of such date, in favor of Lender, as heretofore amended (the "Subsidiary General Security Agreement") and the other Financing Agreements applicable to all Guarantors and as applied to each Additional Hanover 1999 Reorganization Guarantor as a Guarantor, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements applicable to all Guarantors and as applied to each Additional Hanover 1999 Reorganization Guarantor as a Guarantor with the same force and effect as if each Additional Hanover 1999 Reorganization Guarantor had originally executed and been an original Guarantor or Debtor, as the case may be, party signatory to the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, and (iii) agrees that Lender shall have all rights, remedies and interests, including security interests in the Collateral granted pursuant to Section 4 hereof, the Loan Agreement, the Subsidiary General Security Agreement, and the other Financing Agreements, with respect to each Additional Hanover 1999 Reorganization Guarantor and their respective properties and assets with the same force and effect as if each Additional Hanover 1999 Reorganization Guarantor had originally executed and had been an original Guarantor or Debtor, as the case may be, party signatory to the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, and such agreements shall be deemed so amended.

               (c) Each Guarantor, including, without limitation, each Additional Hanover 1999 Reorganization Guarantor as a Guarantor pursuant hereto, hereby expressly and specifically ratifies, restates and confirms the terms and conditions of its respective Guarantee(s) in favor of Lender and its liability for all of the Obligations (as defined in its Guarantee(s)), and all other obligations, liabilities, agreements and covenants thereunder.

                (d) Each Borrower, and each Guarantor, including, without limitation, each Additional Hanover 1999 Reorganization Guarantor, hereby agrees that all references to Guarantor or Guarantors or other terms intended to refer to a Guarantor or Guarantors, such as Debtor or Debtors, contained in any of the Financing Agreements are hereby amended to include each of Additional Hanover 1999 Reorganization Guarantor and each other person or entity at any time hereafter made a "Guarantor" under the Loan Agreement, as an additional Guarantor or Debtor, or other appropriate term of similar import, as the case may be.

               (e) Each Borrower and each Guarantor hereby acknowledges, confirms and agrees that, by operation of law and as provided in the Hanover 1999 Reorganization Agreements, as the case may be, and this Amendment:

                      (i) LWI Holdings, as the surviving corporation pursuant to the Aegis/LWI Holdings Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of Aegis arising prior to the effective time of the Aegis/LWI Holdings Merger;

                      (ii) Lender shall continue to have valid and perfected security interests, liens and rights in and to all of the assets and properties owned and acquired (A) by LWI Holdings, as the surviving corporation of the Aegis/LWI Holdings Merger, and (B) by each Borrower or Guarantor that is the purchaser, assignee or transferee of any such assets and properties, pursuant to the Hanover 1999 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Collateral or the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

                      (iii) HDV, as the surviving corporation pursuant to the Colonial Garden/HDV Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of Colonial Gardens arising prior to the effective time of the Colonial Garden/HDV Merger;

                      (iv) Lender has and shall continue to have valid and perfected security interests, liens and rights in and to all of the Colonial Garden Catalog Assets and any other assets and properties owned and acquired (A) by HDV, as the surviving corporation of the Colonial Garden/HDV Merger, and (B) by each Borrower or Guarantor that is the purchaser, assignee or transferee of any such assets and properties, pursuant to the Hanover 1999 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Collateral or the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

                      (v) Hanover, as the surviving corporation pursuant to the CSHI/HDI Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of CSHI arising prior to the effective time of the CSHI/HDI Merger;

                      (vi) Lender has and shall continue to have valid and perfected security interests, liens and rights in and to all of the assets and properties owned and acquired (A) by Hanover, as the surviving corporation of the CSHI/HDI Merger, and (B) by each Borrower or Guarantor that is the purchaser, assignee or transferee of any such assets and properties, pursuant to the Hanover 1999 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Collateral or the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

                      (vii) HDV, as the surviving corporation pursuant to the HH Corp./HDV Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of HH Corp. arising prior to the effective time of the HH Corp./HDV Merger; and

                      (viii) Lender has and shall continue to have valid and perfected security interests, liens and rights in and to all of the HH Corp. assets and properties owned and acquired (A) by HDV, as the surviving corporation of the HH Corp./HDV Merger, and (B) by each Borrower or Guarantor that is the purchaser, assignee or transferee of any such assets and properties, pursuant to the Hanover 1999 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Collateral or the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect.

                      (ix)   Without limiting the generality of the foregoing,
(A) none of the
transactions contemplated by the Hanover 1999 Reorganization Agreements shall in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any existing or former Borrowers or Guarantors or any security interests or liens in any assets or properties securing the same, (B) the security interests, liens and rights of Lender in and to the assets and properties of (1) LWI Holdings, as the surviving corporation of the Aegis/LWI Holdings Merger, (2) HDV, as the surviving corporation of the Colonial Garden/HDV Merger, (3) Hanover, as the surviving corporation of the CSHI/HDI Merger, (4) HDV, as the surviving corporation of the HH Corp./HDV Merger, or (5) any Borrower or Guarantor that is the recipient, assignee or transferee of any such assets and properties contributed, assigned or transferred pursuant to the Hanover 1999 Reorganization Agreements have continued and, upon and after the consummation of the Aegis/LWI Holdings Merger, the Colonial Garden/HDV Merger, the CSHI/HDI Merger, the HH Corp./HDV Merger, or such contribution, assignment or transfer, as the case may be, shall continue to secure all Obligations to Lender of LWI Holdings, Hanover, HDV, or the predecessor owner of such assets and properties, as the case may be, in addition to all other existing and future Obligations of LWI Holdings, Hanover, HDV or such Borrower or Guarantor, as the case may be, to Lender.

        4.  Collateral.

        Without limiting the provisions of Section 3(d) hereof, the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, as collateral security for the prompt payment and performance when due of all of the Obligations of the Additional Hanover 1999 Reorganization Guarantors to Lender, each of the Additional Hanover 1999 Reorganization Guarantors hereby grants to Lender, a continuing security interest in, and lien upon, and right of setoff against, and each of the Additional Hanover 1999 Reorganization Guarantors hereby pledges and assigns to Lender, all of its now owned and hereafter acquired and arising assets and properties, all of which shall be included in the definition of Collateral as set forth in the Subsidiary General Security Agreement (which definition is hereby amended accordingly), including, without limitation, the following:

                      (i) all present and future: (A) accounts, credit card receivables (including credit card charge records and other evidences of credit card transactions), contract rights, general intangibles, chattel paper, documents and instruments (collectively, "Accounts"), including, without limitation, all obligations for the payment of money arising out of the sale, lease or other disposition of goods or other property or rendition of services, all monies, all credit balances, reserve balances and other monies due from or held by factors or credit card issuers or servicing agents or financial intermediaries; (B) all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender or any participant from or for it whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of its deposits (general or special), balances, sums and credits with Lender or any participant at any time existing; (C) all of its right, title and interest, and all of its rights, remedies, security and liens, in, to and in respect of the Accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, credit and other insurance; (D) all of its right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other collateral, including, without limitation, all returned, reclaimed or repossessed goods; (E) all deposit accounts; and (F) all other general intangibles of every kind and description, including, without limitation, (1) trade names and trademarks, and the goodwill of the business symbolized thereby,
(2) patents, (3) copyrights, (4) licenses, (5) claims and other choses in action, (6) Federal, State, local and foreign tax refund claims of all kinds,
(7) catalogs and promotional materials, customer and mailing lists, and (8) all of its right, title and interest in and to joint ventures and partnerships;

                      (ii)   all Inventory;

                      (iii)  all Equipment;

                      (iv)   all Real Property;

                      (v) all present and future books, records, ledger cards, computer programs and other property and general intangibles evidencing or relating to any of the above, any other collateral or any account debtor, together with the file cabinets or containers in which the foregoing are stored; and

                      (vi) all present and future products and proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

        5.  Acknowledgments Regarding Hanover Guarantor Subsidiary Dissolutions.

        Each of Borrowers and Guarantors hereby acknowledges, confirms and agrees that, upon the effectiveness of the dissolutions of those Guarantors consented to under Section 2(b) hereof:

                      (i) The dissolutions of those Guarantors consented to under Section 2(b) hereof shall not in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any continuing Borrower or Guarantor, including, without limitation, any such Obligations they have as shareholders of such dissolved Guarantors pursuant to applicable law; and

                      (ii) Lender shall continue to have valid and perfected security interests, liens and rights in and to all assets and properties of each existing or former Guarantor whose dissolution has been consented to under
Section 2(b) hereof. Such assets and properties shall continue to be deemed included in the Guarantor Collateral, and such security interests, liens and rights and their perfection and priorities shall continue in all respects in full force and effect.

        6. Allocation of Revolving Loans and Letter of Credit Accommodations. Each of

Borrowers and Guarantors confirms, acknowledges and agrees that:

               (a) as of the effective date of the Hanover 1999 Reorganization as to Aegis, the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of Aegis determined by Lender to be allocable to the Inventory or other Collateral of Aegis before the consummation of the Hanover 1999 Reorganization as to Aegis, shall be deemed to be Revolving Loans and Letter of Credit Accommodations of LWI Holdings;

               (b) as of and after the effective date of the Hanover 1999 Reorganization as to Colonial Garden, the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of Colonial Gardens determined by Lender to be allocable to the Inventory and other Collateral of Colonial Gardens before the consummation of the Hanover 1999 Reorganization as to Colonial Garden, shall be deemed to be Revolving Loans and Letter of Credit Accommodations of HDV;

                (c) as of and after the effective date of the Hanover 1999 Reorganization as to HH Corp., the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of HH Corp. determined by Lender to be allocable to the Inventory and other Collateral of HH Corp. before the consummation of the Hanover 1999 Reorganization shall be deemed to be Revolving Loans and Letter of Credit Accommodations of HDV; and

                (d) contemporaneously with any determination by Lender of the outstanding amount of Revolving Loans and Letter of Credit Accommodations to be allocated to each of HDV and LWI Holdings, as provided in Sections 6(a) through
(c) hereof, respectively, the outstanding amount of Revolving Loans and Letter of Credit Accommodations of the transferor Borrower shall be reduced by those amounts so allocated, but without thereby relieving the transferor Borrower of liability therefor.

        7.  Exhibits.

               (a) Exhibits A, B-1 and C to the Loan Agreement are hereby deleted in their entirety and replaced with the information set forth on Exhibits A, B-1 and C hereto.

               (b) Exhibit A to the Subsidiary General Security Agreement is hereby amended to include, in addition and not in limitation, the information set forth on Exhibit D attached hereto.

        8. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

               (a) This Amendment and each other agreement or instrument to be executed and delivered by each of the Additional Hanover 1999 Reorganization Guarantors, the other

Borrowers and/or the other Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of the Additional Hanover 1999 Reorganization Guarantors, the other Borrowers and each of the other Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Additional Hanover 1999 Reorganization Guarantors, the other Borrowers and/or the other Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of the Additional Hanover 1999 Reorganization Guarantors, the other Borrowers and/or the other Guarantors, as the case may be, enforceable against them in accordance with their terms.

               (b) Neither the execution and delivery of the Hanover 1999 Reorganization Agreements, nor the consummation of the transactions contemplated by the Hanover 1999 Reorganization Agreements, nor compliance with the provisions of the Hanover 1999 Reorganization Agreements, shall result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Lender pursuant to this Amendment and the Financing Agreements as amended hereby.

               (c) Neither the execution and delivery of the Hanover 1999 Reorganization Agreements, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, (i) has violated or shall violate any Bulk Sales Act, Bulk Transfer Act or Article 6 of the UCC, if applicable, the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, if applicable, or any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any of Borrowers, the Additional Hanover 1999 Reorganization Guarantors or other Guarantor is a party or may be bound, other than conflicts or defaults under certain real estate leases, intellectual property licenses and equipment leases, or (iii) shall violate any provision of the Certificates of Incorporation or By-Laws of erizon, inc., Hanover Brands or erizon.com or any other Borrower or other Guarantor, or (iv) shall violate any provision of the Certificates of Formation or Operating Agreements of any of Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World LLC, Scandia LLC, LaCrosse LLC and San Diego LLC.

               (d) All of the outstanding shares of capital stock of each of erizon, inc., Hanover Brands and erizon.com have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind, other than liens in favor of Lender. As of the date hereof, Hanover is the beneficial and direct owner of record of one hundred (100%) percent of the issued and outstanding shares of capital stock of each of Hanover Brands and erizon, inc. As of the date hereof, erizon, inc. is the beneficial and direct owner of record of one hundred (100%) percent of the issued and outstanding shares of capital stock of erizon.com.

               (e) None of the membership interests in any of Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World LLC, Scandia LLC, LaCrosse LLC and San Diego LLC have been evidenced by a membership certificate or other certificate, document, instrument or security. All of the membership interests in each of Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World LLC, Scandia LLC, LaCrosse LLC and San Diego LLC (i) are noted in the respective books and records of each such company, (ii) have been duly authorized, validly issued and (iii) are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind, other than liens in favor of Lender.

               (f) No court of competent jurisdiction has issued any injunction, restraining order or other order which has prohibited or prohibits consummation of the Hanover 1999 Reorganization or any part thereof, and no governmental action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Hanover 1999 Reorganization Agreements.

               (g) As of the date hereof, each of Hanover Brands, erizon, inc. and erizon.com is a Delaware corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. As of the date hereof, each of Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World LLC, Scandia LLC, LaCrosse LLC and San Diego LLC is a limited liability company, duly formed and validly existing in good standing under the laws of the State of Delaware. As of the date hereof, each of the Additional Hanover 1999 Reorganization Guarantors (i) is duly licensed or qualified to do business as a foreign limited liability company or foreign corporation, as the case may be, and is in good standing in each of the jurisdictions set forth in Exhibit A annexed hereto, which are, as of the date hereof, the only jurisdictions wherein the character of the properties owned or licensed or the nature of the business of any of the Additional Hanover 1999 Reorganization Guarantors, makes such licensing or qualification to do business necessary; and (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and will be conducted in the future.

               (h) The assets and properties of the Additional Hanover 1999 Reorganization Guarantors are owned by them, free and clear of all security interests, liens and encumbrances of any kind, nature or description, as of the date hereof, except those security interests existing in favor of Lender and those granted pursuant hereto in favor of Lender, and except for Liens (if any) permitted under Section 6.4 of the Loan Agreement or the other Financing Agreements.

               (i) Upon the effectiveness of each of the mergers consented to under Section 2(a) hereof, each such merger has become effective in accordance with the terms of each of the applicable Hanover 1999 Reorganization Agreements applicable to it and of the applicable corporate statutes of the States of incorporation of each Borrower and each Guarantor that is a constituent corporation pursuant to the mergers so consented to. As of the respective date of the effectiveness of the respective mergers consented to under Section 2(a) hereof, (i) LWI Holdings was and continues to be the surviving corporation of the Aegis/LWI Holdings Merger (ii) HDV was continuing to be the surviving corporation of the Colonial Garden/HDV Merger, (iii)

Hanover was and continues to be the surviving corporation of the CSHI/HDI Merger, and (iv) HDV was and continues to be the surviving corporation of the HH Corp./HDV Merger.

               (j) Neither the consummation of the mergers, as consented to under Section 2(a) hereof, nor the dissolution of certain Guarantors as consented to under Section 2(b) hereof, nor the execution, delivery and/or filing of the applicable merger documents in respect of the Hanover 1999 Reorganization Agreements, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof if consummated or effected on or before the date hereof has resulted in or if consummated or effected after the date hereof shall result in the creation or imposition of any lien, claim, charge or incumbrance upon any of the Collateral, except in favor of Lender.

               (k) All actions and proceedings required by the Hanover 1999 Reorganization Guarantors applicable to the mergers consented to under Section 2(a) hereof and the Hanover Subsidiary 1999 Dissolution Agreements, applicable law and regulation, have been or shall be taken prior to the effectiveness of such mergers and dissolutions and all transactions required thereunder have been and shall be, or will be duly and validly consummated.

                (l) No court of competent jurisdiction has, or prior to the effectiveness thereof shall have, issued any injunction, restraining order or other order which prohibits consummation of the mergers as consented to under
Section 2(a) hereof or the dissolution of certain Guarantors as consented to under Section 2(b) hereof, and no governmental action or proceeding has been, or, prior to the effectiveness thereof, shall have been, threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Hanover 1999 Reorganization Agreements applicable to the mergers consented to in Section 2(a) hereof or the Hanover Subsidiary 1999 Dissolution Agreements.

               (m) Neither the consummation of the mergers consented to under
Section 2(a) hereof, nor the dissolution of certain Guarantors consented to under Section 2(b) hereof, nor the execution, delivery or filing of the Hanover 1999 Reorganization Agreements applicable to the mergers consented to in Section 2(a) hereof, the Hanover Subsidiary 1999 Dissolution Agreements or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof before the date hereof or upon the effectiveness of such mergers and dissolutions (i) has violated or will violate any Federal or State securities laws, any State corporation law, or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does or will conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any existing or former Guarantor or Borrower is a party or may be bound, other than conflicts or defaults under certain real estate leases, intellectual property licenses and equipment leases, or (iii) does or will violate any provision of the Certificate of Incorporation or By-Laws of any Guarantor or any Borrower.

               (n) The aggregate amount of the actual and contingent indebtedness, liabilities and obligations, other than those owed to Lender or any other Borrower or Guarantor, incurred by the Guarantors dissolved or which will be dissolved as consented to under
Section 2(b) hereof, including any such indebtedness, liabilities and obligations arising in connection with or relating to such dissolutions, shall not exceed $10,000 for any one such dissolved Guarantor.

               (o) No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of UCC financing statements and filings with the United States Patent and Trademark Office, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

               (p) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

               (q) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

        9. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

               (a) Lender shall have received, in form and substance satisfactory to Lender, evidence that (i) the Hanover 1999 Reorganization Agreements have been duly executed and delivered by and to the appropriate parties thereto and (ii) the transactions contemplated by the Hanover 1999 Reorganization have been consummated prior to, or contemporaneously with, the execution of this Amendment;

               (b) Each of Borrowers, the Additional Hanover 1999 Reorganization Guarantors and Existing Guarantors shall have delivered to Lender, in form and substance satisfactory to Lender, each of the following agreements to which it is a party, duly authorized, executed and delivered:

                      (i) Third Amendment to Trademark Collateral Assignment and Security Agreement, dated November 14, 1995, by and among Hanover Brands, erizon, inc. and Lender, providing for certain amendments to the Trademark Collateral Assignment and Security Agreement, and any such documents, instruments or filings with respect thereto with the U.S. Patent and Trademark Office to protect such Collateral;

                      (ii) evidence that notice has been received by the Customer List Escrow Agent setting forth any changes in ownership to all existing Customer Lists that are being held by the Customer List Escrow Agent pursuant to the Customer List Escrow Agreement;

                      (iii)  Guarantee and Waiver by the Additional Hanover 1999

Reorganization Guarantors, Guarantors, other than Borrowers and Hanover, in favor of Lender with respect to the Obligations of Borrowers; and

               (c) Borrowers, the Additional Hanover 1999 Reorganization Guarantors and Guarantors shall have duly executed and delivered to Lender such UCC financing statements and other documents and instruments which Lender in its sole discretion has determined are necessary to perfect the security interests of Lender in all Collateral now or hereafter owned by Additional Hanover 1999 Reorganization Guarantors;

               (d) Each of Hanover Brands, erizon, inc. and erizon.com shall have delivered to Lender (i) a copy of its Certificate of Incorporation, and all amendments thereto, certified by the Secretary of State of its jurisdiction of incorporation as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its By-Laws, certified by its Secretary or Assistant Secretary, (iii) a certificate from its Secretary or Assistant Secretary dated the date hereof certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

               (e) Each of Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World LLC, Scandia LLC, LaCrosse LLC and San Diego LLC shall have delivered to Lender (i) a copy of its Certificate of Formation or Articles of Organization, and all amendments thereto, certified by the Secretary of State of its jurisdiction of formation as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its Operating Agreement, certified by the Secretary or Assistant Secretary of the company, and (iii) a certificate from its Secretary or Assistant Secretary dated the date hereof certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

               (f) Each of the Additional Hanover 1999 Reorganization Guarantors shall have delivered to Lender evidence, as of the most recent practicable date, that it is duly qualified and in good standing in each jurisdiction set forth in Exhibit A annexed hereto;

               (g) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrowers and the other Guarantors that are corporations of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

               (h) Lender shall have received, in form and substance satisfactory to Lender, for each of Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World LLC, Scandia LLC, LaCrosse LLC and San Diego LLC (i) a Management and Incumbency Certificate of each such company identifying all managers, officers or other persons authorized to act on behalf of such company,
(ii) Company Resolutions of each such company, evidencing the adoption and subsistence of company resolutions approving the execution, delivery and performance by each of Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World LLC, Scandia LLC, LaCrosse LLC and San Diego LLC, respectively, of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment, in each case signed by all members of each such company, and (iii) Certificates of the Secretary or Assistant Secretary of each such company identifying all members of such company;

               (i) Lender shall have received, in form and substance satisfactory to Lender, updates or amendments to the existing Evidence of Property Insurance and Certificate of Liability Insurance issued by the existing insurance broker or agent of Borrowers and Guarantors in favor of Lender;

               (j) Lender shall have received an opinion of counsel to the Additional Hanover 1999 Reorganization Guarantors, Borrowers and other Guarantors with respect to the transactions contemplated by this Amendment and the Hanover 1999 Reorganization Agreements, and such other matters as Lender shall reasonably request, addressed to Lender, in form and substance and satisfactory to Lender; and

               (k) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

        10. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

        11. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

        12. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

        13. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        14. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                     CONGRESS FINANCIAL CORPORATION

                                     By:

                                     Title:

                                     HANOVER DIRECT PENNSYLVANIA, INC.

                                     By:

                                     Title:

                                     BRAWN OF CALIFORNIA, INC.

                                     By:

                                     Title:

                                     GUMP'S BY MAIL, INC.

                                     By:

                                     Title:

                                     GUMP'S CORP.

                                     By:

                                     Title:

                                     LWI HOLDINGS, INC.

                                     By:

                                     Title:

                      [SIGNATURES CONTINUE ON NEXT PAGE]
                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                     HANOVER DIRECT VIRGINIA INC.

                                     By:

                                     Title:

                                     HANOVER REALTY, INC.

                                     By:

                                     Title:

                                     THE COMPANY STORE FACTORY, INC.

                                     By:

                                     Title:

                                     THE COMPANY OFFICE, INC.

                                     By:

                                     Title:

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                         TWEEDS, LLC

                                         By:

                                         Title:

                                         SILHOUETTES, LLC

                                         By:

                                         Title:

                                         HANOVER COMPANY STORE, LLC

                                         By:

                                         Title:

                                         DOMESTICATIONS, LLC

                                         By:

By their signatures below, the
undersigned Guarantors acknowledge and
agree to be bound by the applicable
provisions of this Amendment:

HANOVER DIRECT, INC.

By:

Title:

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AMERICAN DOWN & TEXTILE COMPANY

By:

Title:

D.M. ADVERTISING, INC.

By:

Title:

SCANDIA DOWN CORPORATION

By:

Title:

KEYSTONE LIQUIDATIONS, INC.

By:

Title:

YORK FULFILLMENT COMPANY, INC.

By:

Title:

HANOVER HOME FASHIONS GROUP, LLC

By:

Title:

                      [SIGNATURES CONTINUE ON NEXT PAGE]
                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

KEYSTONE INTERNET SERVICES, INC.

By:

Title:

KITCHEN & HOME, LLC

By:

Title:

DOMESTICATIONS KITCHEN & GARDEN, LLC

By:

Title:

ENCORE CATALOG, LLC

By:

Title:

CLEARANCE WORLD OUTLETS, LLC

By:

Title:

SCANDIA DOWN, LLC

By:

Title:

                      [SIGNATURES CONTINUE ON NEXT PAGE]
                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ERIZON, INC.

By:

Title:

HANOVER BRANDS, INC.

By:

Title:

ERIZON.COM, INC.

By:

Title:

LA CROSSE FULFILLMENT, LLC

By:

Title:

SAN DIEGO TELEMARKETING, LLC

By:

Title:

                      EXHIBIT A TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                                   EXHIBIT A
                                       TO
                          LOAN AND SECURITY AGREEMENT

                          JUSDICTIONS OF QUALIFICATION

COMPANY                                  STATE OF                           QUALIFICATIONS
                                         INCORPORATION OR
                                         FORMATION
American Down &                          Wisconsin                          None
Textile Company

Brawn of California,                     California                         New Jersey
Inc.                                                                        Pennsylvania
                                                                            Virginia
                                                                            To be withdrawn from

                                                                            Pennsylvania

Clearance World                          Delaware                           New Jersey
Outlets, LLC                                                                Pennsylvania

The Company Office,                      Delaware                           Wisconsin
Inc.

The Company Store                        Delaware                           Wisconsin
Factory, Inc.

D.M. Advertising,                        New Jersey                         Pennsylvania
Inc.                                                                        Virginia

Domestications, LLC                      Delaware                           New Jersey
                                                                            Virginia

Domestications                           Delaware                           New Jersey
Kitchen & Garden, LLC                                                       Virginia

Encore Catalog, LLC                      Delaware                           New Jersey

erizon, Inc.                             Delaware                           Pennsylvania
                                                                            New Jersey

erizon.com, Inc.                         Delaware                           New Jersey

Gump's By Mail, Inc.                     Delaware                           California
                                                                            New Jersey
                                                                            Pennsylvania

Gump's Corp.                             California                         None

Hanover Brands, Inc.                     Delaware                           New Jersey
                                                                            Pennsylvania

Hanover Company                          Delaware                           New Jersey
Store, LLC                                                                  Virginia
                                                                            Wisconsin

Hanover Direct, Inc.                     Delaware                           New Jersey

Hanover Direct                           Pennsylvania                       New Jersey
Pennsylvania, Inc.                                                          Virginia
                                                                            California
                                                                            to be qualified in
                                                                            Wisconsin

Hanover Direct                           Virginia                           New Jersey
Virginia, Inc.                                                              Virginia
                                                                            Minnesota
                                                                            Wisconsin

Hanover Home                             Delaware                           New Jersey
Fashions Group, LLC                                                         Virginia
                                                                            Wisconsin

Hanover Realty, Inc.                     Virginia                           None

Henre, Inc.                              Delaware                           New Jersey
                                                                            New York

Keystone Internet                        Delaware                           Pennsylvania
Services, Inc.                                                              Virginia
                                                                            New Jersey
                                                                            California

Keystone                                 Delaware                           New Jersey
Liquidations, Inc.                                                          Pennsylvania

Kitchen & Home, LLC                      Delaware                           New Jersey
                                                                            Virginia

LaCrosse                                 Delaware                           Wisconsin
Fulfillment, LLC

LWI Holdings, Inc.                       Delaware                           Ohio
                                                                            Pennsylvania
                                                                            Virginia
                                                                            To be withdrawn from
                                                                            Pennsylvania

San Diego                                Delaware                           California
Telemarketing, LLC

Scandia Down                             Delaware                           Pending in California
Corporation

Scandia Down, LLC                        Delaware                           New Jersey
                                                                            Pennsylvania
Silhouettes, LLC                         Delaware                           New Jersey
                                                                            Virginia
                                                                            Pennsylvania (d/b/a
                                                                            Silhouettes Catalog, LLC)

Tweeds, LLC                              Delaware                           New Jersey
                                                                            Virginia
                                                                            Pennsylvania

                      EXHIBIT B TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                                  EXHIBIT B-1
                                       TO
                          LOAN AND SECURITY AGREEMENT

                             EXISTING SUBSIDIARIES

NAME OF PARENT                                             PERCENTAGE OWNED BY PARENT
--------------                                             --------------------------

                         Guarantor/Borrower Subsidiaries of Hanover Direct, Inc.
                         -------------------------------------------------------
erizon, Inc.                                                      100%
BC Corporation of Tennessee, Inc.                                 100%
The Horn & Hardart Company, Inc.                                  100%
Hanover Brands, Inc.                                              100%
Always In Style, LLC                                              66%
Hanover Syndication Corp.                                         100%


                                Guarantor/Borrower Subsidiaries of erizon, Inc.
                                -----------------------------------------------
Hanover Realty, Inc.                                                   100%
Desius, LLC                                                            60%
Keystone Internet Services, Inc.                                       100%
The Company Office, Inc.                                               100%
erizon.com, Inc.                                                       100%
Hanover Direct Pennsylvania, Inc.                                      100%



                  Guarantor/Borrower Subsidiaries of Hanover Direct Pennsylvania, Inc.
                 ---------------------------------------------------------------------
San Diego Telemarketing, LLC                                      100%
Hanover Home Fashions Group, LLC                                  100%
LaCrosse Fulfillment, LLC                                         100%
Hanover Direct Mail Marketing, Inc.                               100%
York Fulfillment Company, Inc.                                    100%




                         Guarantor/Borrower Subsidiaries of Hanover Brands, Inc.
                         -------------------------------------------------------

Gump's By Mail, Inc.                                              100%
Gump's Corp.                                                      100%
Henre, Inc.                                                       100%
D,M. Advertising, Inc.                                            100%
Brawn of California, Inc.                                         100%
LWI Holdings, Inc.                                                100%
American Down & Textile Company                                   100%
Scandia Down Corporation                                          100%
The Company Store Factory, Inc.                                   100%
Clearance World Outlets, LLC                                      100%
Keystone Liquidations, Inc.                                       100%
Hanover Direct Virginia, Inc.                                     100%



                                Guarantor/Borrower Subsidiaries of Hanover Direct Virginia, Inc.
                                ----------------------------------------------------------------
Scandia Down, LLC                                                 100%
Domestications, LLC                                               100%
Hanover Company Store, LLC                                        100%
Kitchen & Home, LLC                                               100%
Tweeds, LLC                                                       100%
Silhouettes, LLC                                                  100%
Domestications Kitchen & Garden, LLC                              100%
Encore Catalog, LLC                                               100%
                                                                  100%
                                                                  100%


                          Guarantor/Borrower Subsidiaries of The Horn & Hardart Company, Inc.
                          ------------------------------------------------------------------
The Horn & Hardart Realty Company,                                100%
Inc.

                                                                BRMF&S DRAFT
                                                                  02/22/2000


                      EXHIBIT C TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                            Borrowers and Guarantors
             Chief Executive Offices, Principal Places of Business,
                       Locations and Types of Collateral


COMPANY                 LOCATION OF            PLACES OF                     TYPES OF                  ADDRESSES AT
                        CHIEF                  BUSINESS(1)                   COLLATERAL                WHICH COLLATERAL
                        EXECUTIVE                                                                      IS MAINTAINED
                        OFFICE
American Down           2929 Airport           2929 Airport                  Accounts                  2929 Airport Rd.
& Textile               Road Park              Rd.*                          Equipment                 LaCrosse, WI
Company                 Plaza                  LaCrosse, WI                  Fixtures
                        LaCrosse, WI                                         General
                                                                             Intangibles
                                               455 Park Plaza                Inventory                 455 Park Plaza
                                               LaCrosse, WI                  Documents                 LaCrosse, WI
                                                                             Instruments
                                                                             Leased real
                                                                             estate

Brawn of                741 "F" St.            741 "F" St.*                  Accounts                  741 "F" St.
California,             San Diego, CA          San Diego, CA                 Documents                 San Diego, CA
Inc.                                                                         Equipment
                                                                             Fixtures
                                                                             General
                                                                             Intangibles
                                               3964 Fifth                    Inventory                 3964 Fifth Ave.
                                               Ave.                          Leased real               San Diego, CA
                                               San Diego, CA                 estate

                                               9369 Dowdy Dr.                                          9369 Dowdy Dr.
                                               Suite E                                                 Suite E
                                               San Diego, CA                                           San Diego, CA

                                               8465 Holloway                                           8465 Holloway
                                               West                                                    West Hollywood,
                                               Hollywood, CA                                           CA


-------------------------------------

(1) Principal place of business marked  "*".

                             EXHIBIT C TO FOURTEENTH AMENDMENT TO
                                 LOAN AND SECURITY AGREEMENT

                                   Borrowers and Guarantors

              Chief Executive Offices, Places and Principal Places of Business,
                              Locations and Types of Collateral

                                               5022 Hollins Rd.                                        5022 Hollins Rd.
                                               Roanoke, VA                                             Roanoke, VA

Clearance               1500 Harbor            1947 Franklin                 Accounts                  1947 Franklin
World Outlets,          Blvd.                  Mills Circle                  Equipment                 Mills Circle #537
LLC                     Weehawken, NJ          #537                          Fixtures                  Franklin Mills
                                               Franklin Mills                General                   Mall
                                               Mall                          Intangibles               Philadelphia,
                                               Philadelphia,                 Inventory                 PA  19154
                                               PA  19154

                                               Rockville                     Documents                 Rockville Square
                                               Square Outlets                Leased real               Outlets
                                               Lancaster, PA                 estate                    Lancaster, PA

                                               South Hanover                                           South Hanover
                                               Shopping Center                                         Shopping Center
                                               845 Baltimore                                           845 Baltimore Rd.
                                               Rd.                                                     Hanover, PA
                                               Hanover, PA

                                               1500 Harbor                                             1500 Harbor Blvd.
                                               Blvd.*                                                  Weehawken, NJ
                                               Weehawken, NJ

The Company             455 Park Plaza         455 Park Plaza*               Accounts                  455 Park Plaza
Office, Inc.            LaCrosse, WI           LaCrosse, WI                  Fixtures                  LaCrosse, WI
                                                                             General
                                                                             Intangibles
                                                                             Owned Real
                                                                             Estate
                                                                             Documents
                                                                             Instruments

The Company             2929 Airport           2929 Airport                  Accounts                  2929 Airport Rd.
Factory, Inc.           LaCrosse, WI           LaCrosse, WI*                 Fixtures                  LaCrosse, WI
                                                                             General Intangibles
                                                                             Owned Real Estate
                                                                             Documents
                                                                             Instruments

D.M.                    1500 Harbor            1500 Harbor                   Leased Real               1500 Harbor
Advertising,            Blvd.                  Blvd.*                        Estate                    Blvd.*
Inc.                    Weehawken, NJ          Weehawken, NJ                 Fixtures                  Weehawken, NJ
                                                                             Equipment

                                               101 Kindig Ln.
                                               Hanover, PA

                                               340 Poplar St.
                                               Hanover, PA

                                               5022 Hollins Rd.,
                                               Roanoke, VA
                                               24019

Domestications,         1500 Harbor            5022 Hollins                  Accounts                  5022 Hollins
LLC                     Blvd.                  Rd., Roanoke                  Equipment                 Rd., Roanoke VA
                        Weehawken, NJ          VA 24019                      General                   24019
                                                                             Intangibles
                                                                             Inventory
                                               1500 Harbor                   Documents                 1500 Harbor Blvd.
                                               Blvd.*                        Instruments               Weehawken, NJ
                                               Weehawken, NJ

Domestications          1500 Harbor            5022 Hollins                  Accounts                  5022 Hollins
Kitchen &               Blvd.                  Rd., Roanoke,                 General                   Rd., Roanoke, VA
Garden, LLC             Weehawken, NJ          VA 24019                      Intangibles               24019
                                                                             Inventory
                                                                             Documents
                                               1500 Harbor                   Instruments               1500 Harbor Blvd.
                                               Blvd.*                                                  Weehawken, NJ
                                               Weehawken, NJ

Encore                  1500 Harbor            1500 Harbor                   Accounts                  1500 Harbor Blvd.
Catalog, LLC            Blvd.                  Blvd.*                        General                   Weehawken, NJ
                        Weehawken, NJ          Weehawken, NJ                 Intangibles
                                                                             Documents
                                                                             Instruments

erizon, Inc.            1500 Harbor            1500 Harbor                   Certificated Security     1500 Harbor Blvd.
                        Weehawken, NJ          Weehawken, NJ *               [stock]                   Weehawken, NJ
                                                                             General Intangibles
                                                                             Accounts

erizon.com,             1500 Harbor            1500 Harbor                   General                   1500 Harbor Blvd.
Inc.                    Blvd.                  Blvd.*                        Intangibles               Weehawken, NJ
                        Weehawken, NJ          Weehawken, NJ

Gump's By               1500 Harbor            135 Post St.                  Accounts                  135 Post St.
Mail, Inc.              Blvd.                  San Francisco,                Equipment                 San Francisco, CA
                        Weehawken, NJ          CA                            Fixtures
                                                                             General
                                                                             Intangibles
                                               1500 Harbor                   Inventory                 101 Kindig Ln.,
                                               Blvd.*                        Documents                 Hanover, PA 17331
                                               Weehawken, NJ                 Instruments
                                                                             Leased Real               1500 Harbor Blvd.
                                                                             Estate                    Weehawken, NJ

Gump's Corp.            135 Post St.           135 Post St.*                 Accounts                  135 Post St.
                        San Francisco, CA      San Francisco,                Documents                 San Francisco, CA
                                               CA                            Equipment
                                                                             Fixtures
                                               349 Sutter St.                General                   349 Sutter St.
                                               San Francisco,                Intangibles               San Francisco, CA
                                               CA                            Instruments
                                                                             Inventory
                                                                             Leased Real
                                                                             Estate

Hanover                 1500 Harbor            1500 Harbor                   Certificated              1500 Harbor Blvd.
Brands, Inc.            Blvd.                  Blvd.*                        security                  Weehawken, NJ
                        Weehawken, NJ          Weehawken, NJ*                [stock]
                                                                             General
                                                                             Intangibles
                                                                             Accounts

Hanover                 1500 Harbor            2809 Losey                    Accounts                  2809 Losey
Company Store,          Blvd.                  Blvd.,                        Equipment                 Blvd., LaCrosse,
LLC                     Weehawken, NJ          LaCrosse, WI                  General                   WI
                                                                             Intangibles

                                               3272 Airport                  Inventory                 3272 Airport
                                               Rd., LaCrosse,                Documents                 Rd., LaCrosse,
                                               WI                            Instruments               WI

                                               1500 Harbor                                             5022 Hollins
                                               Blvd.*                                                  Rd., Roanoke, VA
                                               Weehawken, NJ

                                                                                                       1500 Harbor Blvd.
                                                                                                       Weehawken, NJ

Hanover                 1500 Harbor            1500 Harbor                   Accounts                  1500 Harbor Blvd.
Direct, Inc.            Blvd.                  Blvd.*                        Certificated              Weehawken, NJ
                        Weehawken, NJ          Weehawken, NJ*                Security
                                                                             [stock]
                                                                             General
                                                                             Intangibles
                                                                             Documents
                                                                             Instruments
                                                                             Leased Real
                                                                             Estate
                                                                             Owned Real
                                                                             Estate
                                                                             Equipment
                                                                             Goods covered
                                                                             by certificate
                                                                             of title(2)
                                                                                                       340 Poplar St.
                                                                                                       Hanover, PA

                                                                                                       455 Park Plaza
                                                                                                       LaCrosse, WI

                                                                                                       2929 Airport Rd.
                                                                                                       LaCrosse, WI

                                                                                                       5022 Hollins Rd.
                                                                                                       Roanoke, VA
                                                                                                       135 Post St.
                                                                                                       San Francisco, CA

                                                                                                       23299 Commerce
                                                                                                       Parkway
                                                                                                       Beechwood, OH

                                                                                                       2809 South Losey
                                                                                                       LaCrosse, WI

                                                                                                       741 F St.
                                                                                                       San Diego, CA


-----------------------------------
(2) Leased motor vehicles


                                                                                                       3232 Hollins
                                                                                                       Rd., N.E.
                                                                                                       Roanoke, Virginia

                                                                                                       1912 Ninth St.,
                                                                                                       S.E.
                                                                                                       Roanoke, Virginia

                                                                                                       1830 Blue Hills
                                                                                                       Dr.
                                                                                                       Roanoke, Virginia

                                                                                                       1045 North Main
                                                                                                       St.
                                                                                                       Rock Mount,
                                                                                                       Virginia

                                                                                                       1713 Plantation
                                                                                                       Rd., N.E.
                                                                                                       Roanoke, Virginia

                                                                                                       1809 Campbell
                                                                                                       Ave.
                                                                                                       Roanoke, VA

                                                                                                       4498 Electric Rd.
                                                                                                       Roanoke, VA

Hanover Direct          340 Poplar St.         1500 Harbor                   Accounts                  1500 Harbor Blvd.
Pennsylvania,           Hanover, PA            Blvd.                         Equipment                 Weehawken, NJ
Inc.                                           Weehawken, NJ                 Fixtures
                                                                             General
                                                                             Intangibles

                                               101 Kindig Ln.                Inventory                 101 Kindig Ln.
                                               Hanover, PA                   Documents                 Hanover, PA
                                                                             Instruments
                                                                             Goods covered
                                                                             by certificate
                                                                             of title(3)

                                               340 Poplar St.*                                         340 Poplar St.
                                               Hanover, PA                                             Hanover, PA



-------------------------------
(3) Leased motor vehicles

Hanover Direct          1500 Harbor            Medford                       Accounts                  Medford Village
Virginia, Inc.          Blvd.                  Village Outlet                Equipment                 Outlet Center
                        Weehawken, NJ          Center                        Fixtures                  Medford, MN
                                               Medford, MN                   General
                                                                             Intangibles
                                               LaCrosse                      Inventory                 LaCrosse Factory
                                               Factory Outlet                Documents                 Outlet
                                               301 Sky Harbor                Instruments               301 Sky Harbor
                                               Dr.                           Certificated              Dr.
                                               LaCrosse, WI                  Security                  LaCrosse, WI
                                               7700 120th Ave.               [stock]                   7700 120th Ave.
                                               Factory Outlet                Leased Real               Factory Outlet
                                               Center                        Estate                    Center
                                               Kenosha, WI                                             Kenosha, WI

                                               The Walnut                                              The Walnut Grove
                                               Grove                                                   4050 University
                                               4050                                                    Ave.
                                               University Ave.                                         Madison, WI
                                               Madison, WI

                                               115 River Rd.                                           115 River Rd.
                                               Edgewater, NJ                                           Edgewater, NJ

                                               901 South Main                                          901 South Main
                                               St.                                                     St.
                                               Oshkosh, WI                                             Oshkosh, WI

                                               1500 Harbor                                             1500 Harbor Blvd.
                                               Blvd.*                                                  Weehawken, NJ
                                               Weehawken, NJ

Hanover Home            1500 Harbor            1500 Harbor                   Equipment                 1500 Harbor Blvd.
Fashions                Blvd.                  Blvd.*                        Fixtures                  Weehawken, NJ
Group, LLC              Weehawken, NJ          Weehawken, NJ

                                               455 Park Plaza                                          455 Park Plaza
                                               Dr.                                                     Dr.
                                               LaCrosse, WI                                            LaCrosse, WI

                                               5022 Hollins                                            5022 Hollins Rd.
                                               Rd.                                                     Roanoke, VA
                                               Roanoke, VA

Hanover                 5022 Hollins           5022 Hollins                  Owned Real                5022 Hollins Rd.
Realty, Inc.            Rd.                    Rd.*                          Estate                    Roanoke, VA
                        Roanoke, VA            Roanoke, VA

Henre, Inc.             1500 Harbor            1500 Harbor                   Accounts                  1500 Harbor Blvd.
                        Blvd.                  Blvd.*                        General Intangibles       Westhawken, NJ
                        Weehawken, NJ          Weehawken, NJ

Keystone                1500 Harbor            1500 Harbor                   Accounts                  240 Kindig Ln.
Internet                Blvd.                  Blvd.*                        Documents                 Hanover, PA
Services, Inc.          Weehawken, NJ          Weehawken, NJ                 General
                                                                             Intangibles
                                               240 Kindig Ln.                Instruments
                                               Hanover, PA                   Leased Real
                                                                             Estate

                                               3232 Hollins                                            3232 Hollins
                                               Rd., N.E.,                                              Rd., N.E.,
                                               Roanoke,                                                Roanoke, Virginia
                                               Virginia

                                               1912 Ninth                                              1912 Ninth St.,
                                               St., S.E.,                                              S.E., Roanoke,
                                               Roanoke,                                                Virginia
                                               Virginia

                                               1830 Blue                                               1830 Blue Hills
                                               Hills Dr.,                                              Dr., Roanoke,
                                               Roanoke,                                                Virginia
                                               Virginia

                                               1045 North                                              1045 North Main
                                               Main St., Rock                                          St., Rock Mount,
                                               Mount, Virginia                                         Virginia

                                               1713 Plantation                                         1713 Plantation
                                               Rd., N.E.,                                              Rd., N.E.,
                                               Roanoke, Virginia                                       Roanoke, Virginia

                                               1809 Campbell                                           1809 Campbell
                                               Ave., Roanoke, VA                                       Ave., Roanoke, VA

                                               4498 Electric                                           4498 Electric
                                               Rd., Roanoke, VA                                        Rd., Roanoke, VA


Keystone                1500 Harbor            1500 Harbor                   Accounts                  1500 Harbor Blvd.
Liquidations,           Blvd.                  Blvd.                         General                   Weehawken, NJ
Inc.                    Weehawken, NJ          Weehawken, NJ                 Intangibles
                                                                             Documents
                                                                             Instruments

Kitchen &               1500 Harbor            5022 Hollins                  Accounts                  5022 Hollins Rd.
Home, LLC               Blvd.                  Rd.                           Equipment                 Roanoke, VA
                        Weehawken, NJ          Roanoke, VA                   General
                                                                             Intangibles

                                               1500 Harbor                   Inventory                 1500 Harbor Blvd.
                                               Blvd.*                        Documents                 Weehawken, NJ
                                               Weehawken, NJ                 Instruments

LaCrosse                3272 Airport           2809 Losey                    Accounts                  2809 Losey Blvd.
Fulfillment,            Rd.                    Blvd.                         Documents                 La Crosse, WI
LLC                     LaCrosse, WI           La Crosse, WI                 General
                                                                             Intangibles
                                                                             Instruments
                                               3272 Airport                  Leased Real               3272 Airport Rd.
                                               Rd.*                          Estate                    LaCrosse, WI
                                               LaCrosse, WI                  Equipment
                                                                             Fixtures

                                               455 Park Plaza                                          455 Park Plaza
                                               LaCrosse, WI                                            LaCrosse, WI

LWI Holdings,           23297                  23632                         Accounts                  23632 Mercantile
Inc.                    Commerce Pkwy.         Mercantile Rd..               Equipment                 Rd..
                        Beachwood, OH          Unit E                        Fixtures                  Unit E
                                               Beachwood, Ohio               Inventory                 Beachwood, Ohio
                                               5022 Hollins                  Leased Real               5022 Hollins
                                               Rd., Roanoke,                 Estate                    Rd., Roanoke, VA
                                               VA 24019                      Documents                 24019
                                                                             Instruments
                                               5876 Mayfield                 General                   5876 Mayfield Rd.
                                               Rd.                           Intangibles               Mayfield
                                               Mayfield                                                Heights, OH
                                               Heights, OH

                                               23297 Commerce                                          23297 Commerce
                                               Parkway*                                                Parkway
                                               Beechwood, Ohio                                         Beechwood, Ohio

San Diego               741 "F" St.            741 "F" St.                   Accounts                  741 "F" St.
Telemarketing,          San Diego, CA          San Diego, CA*                Documents                 San Diego, CA
LLC                                                                          General
                                                                             Intangibles
                                                                             Instruments
                                                                             Equipment
                                                                             Fixtures
                                                                             Leased Real
                                                                             Estate

Scandia Down            741 "F" St.            741 "F" St.                   Documents                 741 "F" St.
Corporation             San Diego, CA          San Diego, CA*                General                   San Diego, CA
                                                                             Intangibles
                                                                             Instruments

                                                                                                       1500 Harbor Blvd.
                                                                                                       Weehawken, NJ

Scandia Down,           1500 Harbor            101 Kindig Ln.                Accounts                  101 Kindig Ln.
LLC                     Blvd.                  Hanover, PA                   Equipment                 Hanover, PA
                        Weehawken, NJ                                        General
                                                                             Intangibles

                                               1500 Harbor                   Inventory                 1500 Harbor Blvd.
                                               Blvd.*                        Documents                 Weehawken, NJ
                                               Weehawken, NJ                 Instruments

Silhouettes,            1500 Harbor            5022 Hollins                  Accounts                  5022 Hollins
LLC                     Blvd.                  Rd., Roanoke,                 Documents                 Rd., Roanoke, VA
                        Weehawken, NJ          VA 24019                      Equipment                 24019
                                               1500 Harbor                   General                   1500 Harbor Blvd.
                                               Blvd.*                        Intangibles               Weehawken, NJ
                                               Weehawken, NJ                 Instruments
                                                                             Inventory

Tweeds, LLC             1500 Harbor            5022 Hollins                  Accounts                  5022 Hollins
                        Blvd.                  Rd., Roanoke,                 Equipment                 Rd., Roanoke, VA
                        Weehawken, NJ          VA 24019                      General                   24019
                                                                             Intangibles

                                               1500 Harbor                   Inventory                 1500 Harbor Blvd.
                                               Blvd.*                        Documents                 Weehawken, NJ
                                               Weehawken, NJ                 Instruments

                      EXHIBIT D TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

        Guarantors' Chief Executive Offices, Places and Principal Places of Business, Locations and Types of Collateral


COMPANY                 LOCATION OF            PLACES OF                     TYPES OF                  ADDRESSES AT
                        CHIEF                  BUSINESS(4)                   COLLATERAL                WHICH COLLATERAL
                        EXECUTIVE                                                                      IS MAINTAINED
                        OFFICE
American Down           2929 Airport           2929 Airport                  Accounts                  2929 Airport Rd.
& Textile               Road Park              Rd.*                          Equipment                 LaCrosse, WI
Company                 Plaza                  LaCrosse, WI                  Fixtures
                        LaCrosse, WI                                         General
                                                                             Intangibles
                                               455 Park Plaza                Inventory                 455 Park Plaza
                                               LaCrosse, WI                  Documents                 LaCrosse, WI
                                                                             Instruments
                                                                             Leased real
                                                                             estate

Clearance               1500 Harbor            1947 Franklin                 Accounts                  1947 Franklin
World Outlets,          Blvd.                  Mills Circle                  Equipment                 Mills Circle #537
LLC                     Weehawken, NJ          #537                          Fixtures                  Franklin Mills
                                               Franklin Mills                General                   Mall
                                               Mall                          Intangibles               Philadelphia,
                                               Philadelphia,                 Inventory                 PA  19154
                                               PA  19154
                                               Rockville                     Documents                 Rockville Square
                                               Square Outlets                Leased real               Outlets
                                               Lancaster, PA                 estate                    Lancaster, PA

                                               South Hanover                                           South Hanover
                                               Shopping Center                                         Shopping Center
                                               845 Baltimore                                           845 Baltimore Rd.
                                               Rd.                                                     Hanover, PA
                                               Hanover, PA

                                               1500 Harbor                                             1500 Harbor Blvd.
                                               Weehawken, NJ                                           Weehawken, NJ


------------------------------------
(4) Principal place of business marked "*".

D.M.                    1500 Harbor            1500 Harbor                   Leased Real               1500 Harbor
Advertising,            Blvd.                  Blvd.*                        Estate                    Blvd.*
Inc.                    Weehawken, NJ          Weehawken, NJ                 Fixtures                  Weehawken, NJ
                                                                             Equipment

                                               101 Kindig Ln.
                                               Hanover, PA

                                               340 Poplar St.
                                               Hanover, PA

                                               5022 Hollins
                                               Rd.,
                                               Roanoke, VA
                                               24019

Domestications          1500 Harbor            5022 Hollins                  Accounts                  5022 Hollins
Kitchen &               Blvd.                  Rd., Roanoke,                 General                   Rd., Roanoke, VA
Garden, LLC             Weehawken, NJ          VA 24019                      Intangibles               24019
                                                                             Inventory
                                                                             Documents
                                               1500 Harbor                   Instruments               1500 Harbor Blvd.
                                               Blvd.*                                                  Weehawken, NJ
                                               Weehawken, NJ

Encore                  1500 Harbor            1500 Harbor                   Accounts                  1500 Harbor Blvd.
Catalog, LLC            Blvd.                  Blvd.*                        General                   Weehawken, NJ
                        Weehawken, NJ          Weehawken, NJ                 Intangibles
                                                                             Documents
                                                                             Instruments

erizon, Inc.            1500 Harbor            1500 Harbor                   Certificated security     1500 Harbor Blvd.
                        Weehawken, NJ          Weehawken, NJ                 (stock)                   Weehawken, NJ
                                                                             General Intangibles
                                                                             Accounts

erizon.com,             1500 Harbor            1500 Harbor                   General                   1500 Harbor Blvd.
Inc.                    Blvd.                  Blvd.*                        Intangibles               Weehawken, NJ
                        Weehawken, NJ          Weehawken, NJ*


Hanover                 1500 Harbor            1500 Harbor                   Certificated              1500 Harbor Blvd.
Brands, Inc.            Blvd.                  Blvd.*                        security                  Weehawken, NJ
                        Weehawken, NJ          Weehawken, NJ*                [stock]
                                                                             General
                                                                             Intangibles
                                                                             Accounts

Hanover                 1500 Harbor            1500 Harbor                   Accounts                  1500 Harbor Blvd.
Direct, Inc.            Blvd.                  Blvd.*                        Certificated              Weehawken, NJ
                        Weehawken, NJ          Weehawken, NJ*                Security
                                                                             [stock]
                                                                             General
                                                                             Intangibles
                                                                             Documents
                                                                             Instruments
                                                                             Leased Real
                                                                             Estate
                                                                             Owned Real
                                                                             Estate
                                                                             Equipment
                                                                             Goods covered
                                                                             by certificate
                                                                             of title(5)
                                                                                                       340 Poplar St.
                                                                                                       Hanover, PA

                                                                                                       455 Park Plaza
                                                                                                       LaCrosse, WI

                                                                                                       2929 Airport Rd.
                                                                                                       LaCrosse, WI

                                                                                                       5022 Hollins Rd.
                                                                                                       Roanoke, VA
                                                                                                       135 Post St.
                                                                                                       San Francisco, CA

                                                                                                       23299 Commerce
                                                                                                       Parkway
                                                                                                       Beechwood, OH

                                                                                                       2809 South Losey
                                                                                                       LaCrosse, WI

                                                                                                       741 F St.
                                                                                                       San Diego, CA


------------------------------
(5) Leased motor vehicles

                                                                                                       3232 Hollins
                                                                                                       Rd., N.E.
                                                                                                       Roanoke, Virginia

                                                                                                       1912 Ninth St.,
                                                                                                       S.E.
                                                                                                       Roanoke, Virginia

                                                                                                       1830 Blue Hills
                                                                                                       Dr.
                                                                                                       Roanoke, Virginia

                                                                                                       1045 North Main
                                                                                                       St.
                                                                                                       Rock Mount,
                                                                                                       Virginia

                                                                                                       1713 Plantation
                                                                                                       Rd., N.E.
                                                                                                       Roanoke, Virginia

                                                                                                       1809 Campbell
                                                                                                       Ave.
                                                                                                       Roanoke, VA

                                                                                                       4498 Electric Rd.
                                                                                                       Roanoke, VA

Hanover Home            1500 Harbor            1500 Harbor                   Equipment                 1500 Harbor Blvd.
Fashions                Blvd.                  Blvd.*                        Fixtures                  Weehawken, NJ
Group, LLC              Weehawken, NJ          Weehawken, NJ

                                               455 Park Plaza                                          455 Park Plaza
                                               Dr.                                                     Dr.
                                               LaCrosse, WI                                            LaCrosse, WI

                                               5022 Hollins Rd                                         5022 Hollins Rd.
                                               Roanoke, VA                                             Roanoke, VA
Keystone                1500 Harbor            1500 Harbor                   Accounts                  240 Kindig Ln.
Internet                Blvd.                  Blvd.*                        Documents                 Hanover, PA
Services, Inc.          Weehawken, NJ          Weehawken, NJ                 General
                                                                             Intangibles
                                               240 Kindig Ln.                Instruments
                                               Hanover, PA                   Leased Real
                                                                             Estate

                                               3232 Hollins                                            3232 Hollins
                                               Rd., N.E.,                                              Rd., N.E.,
                                               Roanoke,                                                Roanoke, Virginia
                                               Virginia

                                               1912 Ninth St.,                                         1912 Ninth St., S.E.,
                                               Virginia                                                Roanoke, Virginia

                                               1830 Blue                                               1830 Blue Hills
                                               Hills Dr.,                                              Dr., Roanoke,
                                               Roanoke,                                                Virginia
                                               Virginia

                                               1045 North                                              1045 North Main
                                               Main St., Rock                                          St., Rock Mount,
                                               Mount, Virginia                                         Virginia

                                               1713  Plantation                                        1713 Plantation
                                               Rd., N.E.,                                              Rd., N.E.,
                                               Roanoke, Virginia                                       Roanoke, Virginia

                                               1809 Campbell                                           1809 Campbell
                                               Ave., Roanoke, VA                                       Ave., Roanoke, VA

                                               4498 Electric                                           4498 Electric
                                               Rd., Roanoke, VA                                        Rd., Roanoke, VA

Keystone                1500 Harbor            1500 Harbor                   Accounts                  1500 Harbor Blvd.
Liquidations,           Blvd.                  Blvd.                         General                   Weehawken, NJ
Inc.                    Weehawken, NJ          Weehawken, NJ                 Intangibles
                                                                             Documents
                                                                             Instruments

Kitchen &               1500 Harbor            5022 Hollins                  Accounts                  5022 Hollins Rd.
Home, LLC               Blvd.                  Rd.                           Equipment                 Roanoke, VA
                        Weehawken, NJ          Roanoke, VA                   General
                                                                             Intangibles
                                               1500 Harbor                   Inventory                 1500 Harbor Blvd.
                                               Blvd.*                        Documents                 Weehawken, NJ
                                               Weehawken, NJ                 Instruments

LaCrosse                3272 Airport           2809 Losey                    Accounts                  2809 Losey Blvd.
Fulfillment,            Rd.                    Blvd.                         Documents                 La Crosse, WI
LLC                     LaCrosse, WI           La Crosse, WI                 General
                                                                             Intangibles
                                                                             Instruments

                                               3272 Airport                  Leased Real               3272 Airport Rd.
                                               Rd.*                          Estate                    LaCrosse, WI
                                               LaCrosse, WI                  Equipment
                                                                             Fixtures

                                               455 Park Plaza                                          455 Park Plaza
                                               LaCrosse, WI                                            LaCrosse, WI

San Diego               741 "F" St.            741 "F" St.                   Accounts                  741 "F" St.
Telemarketing,          San Diego, CA          San Diego, CA*                Documents                 San Diego, CA
LLC                                                                          General
                                                                             Intangibles
                                                                             Instruments
                                                                             Equipment
                                                                             Fixtures
                                                                             Leased Real
                                                                             Estate

Scandia Down            741 "F" St.            741 "F" St.                   Documents                 741 "F" St.
Corporation             San Diego, CA          San Diego, CA*                General                   San Diego, CA
                                                                             Intangibles
                                                                             Instruments

                                                                                                       1500 Harbor Blvd.
                                                                                                       Weehawken, NJ

Scandia Down,           1500 Harbor            101 Kindig Ln.                Accounts                  101 Kindig Ln.
LLC                     Blvd.                  Hanover, PA                   Equipment                 Hanover, PA
                        Weehawken, NJ                                        General
                                                                             Intangibles
                                               1500 Harbor                   Inventory                 1500 Harbor Blvd.
                                               Blvd.*                        Documents                 Weehawken, NJ
                                               Weehawken, NJ                 Instruments

                     SCHEDULE 1 TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                           REORGANIZATION DOCUMENTS

Hanover Direct Pennsylvania creates a new         P-1.10  Bill of  Sale
single member LLC ("Encore Catalog, LLC") by
contributing assets related to Encore Catalog

                                                  P-1.11 Assignment and Assumption Agreement

Brawn of California, Inc. creates a new single    1.10  Assignment and Assumption Agreement
member LLC ("San Diego Telemarketing, LLC") by
contributing telemarketing department in
exchange for LLC interest

                                                  1.11 Bill of Sale

Hanover Direct Pennsylvania, Inc. (HDP) creates   2.10 Assignment and Assumption Agreement
a new single member LLC (CLEARANCE WORLD
OUTLETS, LLC) by contributing Clearance World
and International Male outlet stores in
exchange for LLC interest
                                                  2.11  Assignment of Lease relating to store located at
                                                    (a) Hanover, Pennsylvania (Clearance World)
                                                    (b) Philadelphia, Pennsylvania (International Male)
                                                    (c) Rockville Square, Lancaster, Pennsylvania

                                                  2.13 Bill of Sale

Brawn of California, Inc. transfers LLC           3.3  Assignment and Assumption Agreement
interest in San Diego Telemarketing, LLC to HDI

San Diego Telemarketing, LLC subleases space for  3.7  Sublease
741 F Street, San Diego call center from
Brawn of California, Inc.

Hanover Direct, Inc. (HDI) creates a new          4.3  Assignment and Assumption Agreement
subsidiary, Erizon, Inc. ("Erizon") and HDI
contributes LLC interest in San Diego
Telemarketing, LLC to Erizon


HDP distributes LLC interest in CLEARANCE WORLD   5.3  Assignment and Assumption Agreement
OUTLETS, LLC to HDI


HDI contributes LLC interest in CLEARANCE WORLD   6.3  Assignment and Assumption Agreement
OUTLETS, LLC to Brands



Merge Company Store Holdings, Inc.                7.7  Filings relating to trademarks and other
("CSH") (DE) into HDI (DE)                             intellectual property owned by Company
                                                       Store Holdings to reflect merger of Company
                                                       Store Holdings (the owner of the trademarks)
                                                       into Hanover Direct, Inc.

American Down & Textile Company ("AD&T")          8.10  Assignment and Assumption Agreement
forms a new single member LLC
("LaCrosse Fulfillment, LLC") by
contributing assets used in connection with
LaCrosse fulfillment center for the LLC
interest

                                                  8.11   Bill of Sale

Hanover Holding Corp. assigns lease of LaCrosse   8.12  Assignment of Lease relating to LaCrosse fulfillment center fulfillment center to LaCrosse Fulfillment, LLC

AD&T transfers LLC interest in LACROSSE           9.3  Assignment and Assumption Agreement
FULFILLMENT, LLC to HDI


HDI contributes LLC interest in LACROSSE          10.3  Assignment and Assumption Agreement
FULFILLMENT, LLC to Erizon (tax free
contribution under IRC Section 351)


Hanover Holding Corp. ("HHC") contributes its     11.3  Assignment and Assumption Agreement
50% partnership interest in Blue Ridge
Associates to Hanover Home Fashions Group LLC
("HHFG") in return for a larger LLC interest in
HHFG

HDP contributes 0.1% LLC interest in Kitchen &    12.3  Assignment and Assumption Agreement
Home LLC ("K&H") to HHFG in return for a larger
LLC interest in HHFG

HHFG distributes 99.9% LLC interests in           13.4  Assignment and Assumption Agreement
Domestications, LLC, Scandia Down,
LLC and Hanover Company Store LLC,
and its 100% LLC interest in K&H, to HHC
and Hanover Direct Virginia, Inc. ("HDV")
in redemption of their LLC interest in HHFG



HDP contributes 0.1% LLC interest in Silhouettes,   14.3  Assignment and Assumption Agreement
LLC to Hanover Women's Apparel, LLC ("HWA") in
return for a larger LLC interest in HWA

HHC contributes 0.1% LLC interest in Tweeds,        15.3  Assignment and Assumption Agreement
LLC to HWA in return for a larger partnership
interest in HWA

HDP transfers its 50% + LLC interest in HWA to      16.3  Assignment and Assumption Agreement
HDI

HDI contributes its 50% + LLC interest in HWA       17.3  Assignment and Assumption Agreement
to Hanover Direct Virginia

HDP transfers 100% interest in Encore Catalog,      17A.2  Assignment and Assumption Agreement
LLC to HDI

HDI contributes stock or LLC interests in           18.3  Assignment and Assumption Agreement
various subsidiaries and intellectual property
assets acquired in merger with Company Store
Holdings, to Brands

                                                    18.9  Assignment of Domain Names

                                                    18.12 Assignment of Trademarks

Brands contributes interest in Encore Catalog,      18A.3  Assignment and Assumption Agreement
LLC to Hanover Direct Virginia

HDI contributes stock in various subsidiaries       19.4  Assignment and Assumption Agreement
to Erizon

                                                    19.7  Assignment of Domain Names

                                                    19.9  Assignment of Trademarks

erizon, Inc. transfers 100% interest in San         19A.2  Assignment and Assumption Agreement
Diego Telemarketing and LaCrosse Fulfillment to
HDP



Horn & Hardart Realty Company (NY) liquidates       II-1.4  Assignment and Assumption Agreement
into Hanover Direct, Inc.
                                                    II-1.5  Bill of Sale


H.H.B.K. 45th Street Corporation (NY)               II-2.4  Assignment and Assumption Agreement
liquidates into The Horn & Hardart
Company, Inc.                                       II-2.5 Bill of Sale

Hanover Direct Mail Marketing, Inc. (PA)            II-4.10  Assignment and Assumption Agreement
liquidates into Hanover Direct Pennsylvania,
Inc.                                                II-4.12  Bill of Sale


Hanover South Dakota Company (SD) liquidates          II-7.5  Assignment and Assumption Agreement
into Hanover Golf, Inc.
                                                      II-7.6  Bill of Sale


Hanover Golf, Inc. (DE) liquidates into Hanover       II-8.5  Assignment and Assumption Agreement
Brands, Inc.
                                                      II-8.6  Bill of Sale


Hanover Syndication Corporation (PA) liquidates       II-9.10  Assignment and Assumption Agreement
into Hanover Direct, Inc.
                                                      II-9.12 Bill of Sale


York Fulfillment Company, Inc. (PA) liquidates        II-10.10  Assignment and Assumption Agreement
into Hanover Direct Pennsylvania,
Inc.                                                  II-10.12  Bill of Sale


Aegis Retail Corporation (DE) liquidates into         II-13.5  Assignment and Assumption Agreement
Hanover Brands, Inc.
                                                      II-13.6  Bill of Sale

Hanover Holding Corporation (DE) merges into          II-14.14 Assignment of lease of property located
Hanover Direct Virginia, Inc. (DE)                    at 115 River Road, Edgewater, New Jersey

                                                      II-14.20  Assignment of lease of property located
                                                      at 301 Sky Harbor Drive, LaCrosse, Wisconsin

                                                      II-14.22  Assignment of lease of property located
                                                      at  901 South Main Street, Oshkosh, Wisconsin

                                                      II-14.24  Assignment of lease of property located
                                                      at 7700 120th Avenue, Kenosha Wisconsin

                                                      II-14.26  Assignment of lease of property located
                                                      at 4050 University Avenue, Madison, Wisconsin

                                                      II-14.30  Assignment of lease of premises located
                                                      at 3272 Airport Road, LaCrosse, Winconsin

Hanover Women's Apparel, LLC (DE) liquidates          II-14A.3 Assignment and Assumption Agreement,
into Hanover Direct Virginia, Inc.                    assigning assets to sole member and under which
                                                      sole member assumes liabilities

                                                      II-14A.7   Bill of Sale

Gump's Holdings, Inc. (DE) liquidates into            II-15.5  Assignment and Assumption Agreement
Hanover Brands, Inc.
                                                      II-15.6  Bill of Sale


HDV creates a new single member LLC                   II-17.10 Assignment and Assumption Agreement
("Domestications Kitchen & Garden, LLC")
by contributing the assets of the former
Colonial Garden Kitchens, Inc.


                                                      II-17.11 Bill of Sale

HDP transfers interest in Keystone Liquidations       II-18.3  Assignment and Assumption Agreement
to Erizon, Inc.

Erizon, Inc. transfers interest in Keystone           II-19.3  Assignment and Assumption Agreement
Liquidations to HDI

HDI contributes interest in Keystone                  II-20.3  Assignment and Assumption Agreement
Liquidations to Brands


                  SCHEDULE 2(a)(i) TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                     CORPORATIONS ALL OF WHOSE SHARES WERE
                   TRANSFERRED BY HANOVER TO HANOVER BRANDS


American Down & Textile Corporation
Hanover Golf, Inc.
Brawn of California, Inc.
Colonial Garden Kitchens, Inc.
DM Advertising, Inc.
Gump's Holdings, Inc.
Hanover Direct Virginia, Inc.
Hanover Holding Corporation
Henre, Inc.
LWI Holdings, Inc.
Scandia Down Corporation
The Company Store Factory, Inc.
Keystone Liquidations, Inc.
Hanover South Dakota Company
Aegis Retail Corporation

                 SCHEDULE 2(a)(ii) TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                  LLCS ALL OF WHOSE MEMBERSHIP INTERESTS WERE
                   TRANSFERRED BY HANOVER TO HANOVER BRANDS


The Shopper's Edge, LLC
Encore Catalog, LLC

                 SCHEDULE 2(a)(iii) TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                     CORPORATIONS ALL OF WHOSE SHARES WERE
                       TRANSFERRED BY HANOVER TO ERIZON


Hanover Direct Pennsylvania, Inc.
Hanover Realty, Inc.
Keystone Internet Services, Inc.
The Company Office, Inc.
erizon.com, Inc.

                 SCHEDULE 2(a)(iv) TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                  LLCS ALL OF WHOSE MEMBERSHIP INTERESTS WERE
                       TRANSFERRED BY HANOVER TO ERIZON

None

                SCHEDULE 2(a)(xxii) TO FOURTEENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

                                    PATENTS

                                 ERIZON, INC.

None.

                             HANOVER BRANDS, INC.

PATENT NO. OR                   ISSUE DATE OR
SERIAL NO.                      FILING DATE                  TITLE                              COUNTRY
D363,046                        Issued 10/10/95              Planting System for Enhanced       United States
                                                             Plant Growth
D374,704                        Issued 10/15/96              Flying Insect Trap                 United States
5,685,109                       Issued 11/11/97              Trap for Flying Insects            United States
D381,412                        Issued 7/22/97               Heat Reflector                     United States
ND-056347                       Issued 5/5/97                Tile For A Cooking Grill           Taiwan
D385,459                        Issued 10/28/97              Tile For A Cooking Grill           United States
NI-088671                       Issued 12/6/97               Landscape Timber Connecting        Taiwan
                                                             System 2X6 Joint
5,901,526                       Issued 5/11/99               Landscape Timber Connecting        United States
                                                             System 2X6 Joint
ND-056661                       Issued 5/27/97               Landscape Timber Connecting        Taiwan
                                                             System 2X6
D386,652                        Issued 11/25/97              Landscape Timber Connecting        United States
                                                             System 2X6
NI-087481                       Issued 6/21/97               Landscape Timber Connecting        Taiwan
                                                             System 4X4
5,913,781                       Issued 6/22/99               Landscape Timber Connecting        United States
                                                             System 4X4

ND058471                        Issued 7/1/97                Landscape Timber Connecting        Taiwan
                                                             System Member 4X4 Round Fixed
D386,365                        Issued 11/18/97              Landscape Timber Connecting        United States
                                                             System Member 4X4 Round Fixed
ND-058053                       Issued 6/1/97                Landscape Timber Connecting        Taiwan
                                                             System Member 4X4 Square Fixed
D386,367                        Issued 11/18/97              Landscape Timber Connecting        United States
                                                             System Member 4X4 Square Fixed
ND-058052                       Issued 6/1/97                Landscape Timber Connecting        Taiwan
                                                             System Member 4X4 Fixed Round
                                                             Dovetail
D386,368                        Issued 11/18/97              Landscape Timber Connecting        United States
                                                             System Member 4X4 Fixed Round
                                                             Dovetail
ND-058772                       Issued 7/1/97                Landscape Timber Connecting        Taiwan
                                                             System Member 4X4 Fixed Square
                                                             Dovetail
D386,364                        Issued 11/18/97              Landscape Timber Connecting        United States
                                                             System Member 4X4 Fixed Square
                                                             Dovetail
ND-058771                       Issued 7/1/97                Landscape Timber Connecting        Taiwan
                                                             System Member 4X4 Pivot Round
D386,366                        Issued 11/18/97              Landscape Timber Connecting        United States
                                                             System Member 4X4 Pivot Round
ND-058034                       Issued 6/1/97                Landscape Timber Connecting        Taiwan
                                                             System Member

D387,252                        Issued 12/9/97               Landscape Timber Connecting        United States
                                                             System Member
D393,127                        Issued 3/31/98               Utility Cart Frame                 United States
D401,107                        Issued 11/17/98              Oval Heat Plate                    United States
99108497.2                      Filing 7/1/99                Microwave Heated Ice Cream Scoop   China
88111193                        Filing 9/22/99               Microwave Heated Ice Cream Scoop   Taiwan
09/243,577                      Filing 2/3/99                Microwave Heated Ice Cream Scoop   United States
09/365,074                      Filing 7/30/99               Microwave Heated Ice Cream Scoop   United States
D414,907                        Issued 10/5/99               Base For A Portable Clothes Rack   United States
88301134                        Filing 2/25/99               Portable Clothes Rack              Taiwan
D414,625                        Issued 10/5/99               Portable Clothes Rack              United States
29/090,183                      Filing 7/1/98                Ice Cream Scoop                    United States
29/104,268                      Filing 4/30/99               Ice Cream Scoop                    United States
88307526                        Filing 11/17/99              Bath Squeegee                      Taiwan
29/107,180                      Filing 6/29/99               Bath Squeegee                      United States
29/116,269                      Filing 12/31/99              Clothes Hanger Support             United States
09/476,647                      Filing 12/31/99              Multi-Positionable                 United States
                                                             Clothes-Hanger Support Apparatus
4,974,284                       Abandon                      N/A                                United States
5,491,907                       Issued 2/20/96               Multi-Functional Gauge             United States
85105186                        Filing 5/1/96                Tile for Use With A Cooking Grill  Taiwan
5,735,260                       Issued 4/7/98                Tile For Use With A Cooking Grill  United States
86307237                        Filing 8/20/97               Oval Heat Plate                    Taiwan
60/091,445                      Filing 7/1/98                Microwave Heated Ice Cream Scoop   United States


                                  TRADEMARKS

                                 ERIZON, INC.

------------------------------------------------------------------------------------------------------------------------------
                     MARK                            APP. NO.              CLASS                      APP. DATE
------------------------------------------------------------------------------------------------------------------------------
ERIZON                                              75-867430        9, 35, 38 and 42              December 9, 1999
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
KEYSTONE FULFILLMENT                                75/528,629         35, 38 and 39                July 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
KEYSTONE INTERNET SERVICES                          75/751,107         35, 38 and 42                July 14, 1999
------------------------------------------------------------------------------------------------------------------------------
KEYSTONE INTERNET SERVICES and Design               75/848,891         35, 38 and 42              November 15, 1999
------------------------------------------------------------------------------------------------------------------------------




                             HANOVER BRANDS, INC.

Registrations:

---------------------------------------------------------------------------------------------------------------------------
                      MARK                            REG. NO              CLASS                     REG. DATE
---------------------------------------------------------------------------------------------------------------------------
COLONIAL GARDEN KITCHENS                              968,358                42                 September 11, 1973
---------------------------------------------------------------------------------------------------------------------------
DOMESTICATIONS                                       1,384,266               16                  February 25, 1986
---------------------------------------------------------------------------------------------------------------------------
H.I.M.                                               1,421,579               16                  December 16, 1986
---------------------------------------------------------------------------------------------------------------------------
HOME, SAFE HOME.                                     1,810,230               42                  December 7, 1993
---------------------------------------------------------------------------------------------------------------------------
THE COMPANY STORE'S WHITE EUROPEAN DOWN              1,770,809               22                    May 11, 1993
---------------------------------------------------------------------------------------------------------------------------
THE SAFETY ZONE                                      1,801,200               42                  October 26, 1993
---------------------------------------------------------------------------------------------------------------------------
THE SAFETY ZONE and Design (in color)                1,636,432               42                  February 26, 1991
---------------------------------------------------------------------------------------------------------------------------
YOUR SOURCE FOR THE UNIQUE                           1,817,228               42                  January 18, 1994
---------------------------------------------------------------------------------------------------------------------------
AMERICAN VIEW                                        1,450,915               25                   August 4, 1987
---------------------------------------------------------------------------------------------------------------------------
AUSTIN KANE (stylized)                               1,525,863               25                  February 21, 1989
---------------------------------------------------------------------------------------------------------------------------
BODY TECH and Design                                 1,206,768           25 and 42                August 31, 1982
---------------------------------------------------------------------------------------------------------------------------
BRAWN                                                1,043,613               25                    July 13, 1976
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA SPLITS                                    2,235,630               25                   March 30, 1999
---------------------------------------------------------------------------------------------------------------------------
DECOR IM                                             2,064,167               16                    May 20, 1997
---------------------------------------------------------------------------------------------------------------------------
FITNESS LOCKER                                       1,937,576               16                  November 21, 1995
---------------------------------------------------------------------------------------------------------------------------
FOREIGN LEGION                                       1,126,004               25                  October 16, 1979
---------------------------------------------------------------------------------------------------------------------------
FOREIGN LEGION                                       1,295,511               3                  September 18, 1984
---------------------------------------------------------------------------------------------------------------------------
FOREIGN LEGION                                       1,286,633               42                    July 17, 1984
---------------------------------------------------------------------------------------------------------------------------
GREAT FINDS                                          1,968,264               42                   April 16, 1996
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MALE                                   1,706,850               25                   August 11, 1992
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MALE                                   1,103,620               42                   October 3, 1978
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MALE, STYLE AS INDIVIDUAL AS YOU       2,159,174               16                    May 19, 1998
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MALE, STYLE AS INDIVIDUAL AS YOU       2,132,951               42                  January 27, 1998
and Design
---------------------------------------------------------------------------------------------------------------------------
JAI ALAI                                             1,402,247               25                    July 22, 1986
---------------------------------------------------------------------------------------------------------------------------
LEANOS                                               1,227,620               25                  February 15, 1983
---------------------------------------------------------------------------------------------------------------------------
MEN AMERICA                                          1,534,391               25                   April 11, 1989
---------------------------------------------------------------------------------------------------------------------------
MEN AMERICA                                          1,584,123               42                  February 20, 1990
---------------------------------------------------------------------------------------------------------------------------
NEW WORLD ORDER                                      1,857,283               25                   October 4, 1994
---------------------------------------------------------------------------------------------------------------------------
ONIONSKINS                                           1,755,458               25                    March 2, 1993
---------------------------------------------------------------------------------------------------------------------------
ONIONSKINS and Design                                1,376,030               25                  December 17, 1985
---------------------------------------------------------------------------------------------------------------------------
OUTTAKES                                             2,261,160             16, 35                  July 13, 1998
---------------------------------------------------------------------------------------------------------------------------
SOCCER and Design                                    1,291,159               25                   August 21, 1984
---------------------------------------------------------------------------------------------------------------------------
TACTICS                                              1,261,013               25                  December 13, 1983
---------------------------------------------------------------------------------------------------------------------------
UNDERGEAR                                            1,435,631               25                    April 7, 1987
---------------------------------------------------------------------------------------------------------------------------
UNDERGEAR                                            1,571,385               42                  December 12, 1989
---------------------------------------------------------------------------------------------------------------------------
GUMP'S                                               1,771,023         4, 6, 14, 16,              May 18, 1993
                                                                       20, 21, 24,
                                                                       25 27, 31,
---------------------------------------------------------------------------------------------------------------------------
GUMP'S (Stylized)                                     516,417           36, 37, 41, 42          October 18, 1949
                                                                               21
---------------------------------------------------------------------------------------------------------------------------
GUMP'S                                                515,064                20                 September 13, 1949
---------------------------------------------------------------------------------------------------------------------------
GUMP'S (Stylized)                                     526,051                11                    June 6, 1950
---------------------------------------------------------------------------------------------------------------------------
GUMP'S (Stylized)                                     506,525                14                  February 8, 1949
---------------------------------------------------------------------------------------------------------------------------
GUMP'S (Stylized)                                     525,197                8                     May 16, 1950
---------------------------------------------------------------------------------------------------------------------------
GUMP'S (Stylized)                                     513,332                20                   August 9, 1949
---------------------------------------------------------------------------------------------------------------------------
GUMP'S                                                507,389                18                    March 8, 1949
---------------------------------------------------------------------------------------------------------------------------
GUMP'S (Stylized)                                     506,994                16                  February 22, 1949
---------------------------------------------------------------------------------------------------------------------------
GUMP'S (Stylized)                                     516,418                21                  October 18, 1949
---------------------------------------------------------------------------------------------------------------------------
GUMP'S                                                512,182                25                    July 12, 1949
---------------------------------------------------------------------------------------------------------------------------
GUMP'S (Stylized)                                     523,729              20, 21                 April 11, 1950
---------------------------------------------------------------------------------------------------------------------------
GUMP'S GALLERY                                       1,719,091               42                 September 22, 1992
---------------------------------------------------------------------------------------------------------------------------
THE RARE, THE UNIQUE, THE IMAGINATIVE                1,913,986               42                   August 22, 1995
---------------------------------------------------------------------------------------------------------------------------
ADAM YORK                                            1,892,652               16                     May 2, 1995
---------------------------------------------------------------------------------------------------------------------------
AMERIDOWN                                            2,032,691               24                  January 21, 1997
---------------------------------------------------------------------------------------------------------------------------
AT HOME WITH STYLE AND VALUE                         1,874,384               42                  January 17, 1995
---------------------------------------------------------------------------------------------------------------------------
CLEARANCE WORLD                                      2,027,155               42                  December 31, 1996
---------------------------------------------------------------------------------------------------------------------------
CLEARANCEWORLD                                       2,274,635               35                   August 31, 1999
---------------------------------------------------------------------------------------------------------------------------
COLONIAL GARDEN KITCHENS                              968,358                42                 September 11, 1973
---------------------------------------------------------------------------------------------------------------------------
COMFORT BY DESIGN                                    2,300,870           20 and 24               December 14, 1999
---------------------------------------------------------------------------------------------------------------------------
COTTON BRILLIANCE                                    2,047,950               24                   March 25, 1997
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DOMESTICATIONS                           1,384,266                16                   February 25, 1986
----------------------------------------------------------------------------------------------------------
DOMESTICATIONS                           1,857,730                24                   October 11, 1994
----------------------------------------------------------------------------------------------------------
DOMESTICATIONS                           2,285,376           16, 20, 21,               October 12, 1999
                                                              27 and 35
----------------------------------------------------------------------------------------------------------
ENCHANTMENTS                             2,069,412                42                     June 10, 1997
----------------------------------------------------------------------------------------------------------
EXPERIENCE THE VALUE                     1,928,393                42                   October 17, 1995
OF QUALITY
----------------------------------------------------------------------------------------------------------
FASHION FAVORITES                        1,969,133                42                    April 23, 1996
----------------------------------------------------------------------------------------------------------
FASHION GALAXY                           1,408,456                16                  September 9, 1986
----------------------------------------------------------------------------------------------------------
FLAGSTONE                                1,962,165                16                    March 12, 1996
----------------------------------------------------------------------------------------------------------
GERTIE GOOSE                             1,991,265                21                    August 6, 1996
----------------------------------------------------------------------------------------------------------
GRO-MATO                                 2,037,588                21                  February 11, 1997
----------------------------------------------------------------------------------------------------------
HALL OF HANOVER                          2,009,590                42                   October 22, 1996
----------------------------------------------------------------------------------------------------------
HANOVER HOUSE                            1,431,912                16                    March 10, 1987
----------------------------------------------------------------------------------------------------------
HANOVER SHOP AT HOME                     1,481,983                42                    March 22, 1998
----------------------------------------------------------------------------------------------------------
H.I.M.                                   1,421,579                16                  December 16, 1986
----------------------------------------------------------------------------------------------------------
KITCHEN & HOME and Design                1,926,033                42                   October 10, 1995
----------------------------------------------------------------------------------------------------------
LAKELAND NURSERIES                       1,991,572                42                    August 6, 1996
----------------------------------------------------------------------------------------------------------
LIMITED QUANTITIES                       2,279,031                35                  September 21, 1999
UNLIMITED STYLE
----------------------------------------------------------------------------------------------------------
LOUNGE-A-ROUND                           2,272,024            20 and 24                 August 24, 1999
----------------------------------------------------------------------------------------------------------
MAKING A STATEMENT                       1,965,862                42                     April 2, 1996
----------------------------------------------------------------------------------------------------------
MATURE WISDOM                            1,389,046                16                     April 8, 1986
----------------------------------------------------------------------------------------------------------
MW MATURE WISDOM                         1,859,053                42                   October 18, 1994
----------------------------------------------------------------------------------------------------------
NIGHT 'N DAY INTIMATES                   1,417,842                42                   November 18, 1986
----------------------------------------------------------------------------------------------------------
OLD VILLAGE SHOP                         1,407,673                16                   September 2, 1986
----------------------------------------------------------------------------------------------------------
HORN & HARDART                           1,654,581                42                    August 20, 1991
----------------------------------------------------------------------------------------------------------
ONE 212                                  1,960,854                25                     March 5, 1996
----------------------------------------------------------------------------------------------------------
ONE 212                                  1,962,324                42                    March 12, 1996
----------------------------------------------------------------------------------------------------------
PLATINUM WHITE GOOSE                     1,751,917                22                   February 9, 1993
DOWN
----------------------------------------------------------------------------------------------------------
PREMIERE CHOICE                          1,812,567                42                   December 21, 1993
----------------------------------------------------------------------------------------------------------
SILHOUETTES                              1,526,821                16                   February 28, 1989
----------------------------------------------------------------------------------------------------------
SIMPLY TOPS                              1,839,470             25 and 42                 June 14, 1994
----------------------------------------------------------------------------------------------------------
ST SIMPLY TOPS (Stylized)                2,005,581                42                    October 8, 1996
----------------------------------------------------------------------------------------------------------
SLEEPY TEES                              2,094,622                24                   September 9, 1997
----------------------------------------------------------------------------------------------------------
STANCE A WHOLE NEW                       1,933,293                42                    November 7, 1995
WAY TO LOOK
----------------------------------------------------------------------------------------------------------
STUDIO COLLECTION                        2,269,946             20 and 24                August 10, 1999
----------------------------------------------------------------------------------------------------------
STYLE BEYOND SIZE                        2,226,305                35                   February 23, 1999
----------------------------------------------------------------------------------------------------------
TAPESTRY                                 1,394,017                16                     May 20, 1986
----------------------------------------------------------------------------------------------------------
THE CATALOG THAT                         1,910,627                42                    August 8, 1995
BRINGS STYLE HOME
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
THE COMPANY STORE                     1,263,272                 42                  January 3, 1984
-------------------------------------------------------------------------------------------------------
THE COMPANY STORE                     1,284,377             24 and 25                 July 3, 1984
-------------------------------------------------------------------------------------------------------
THE COMPANY STORE'S                   1,770,809                 22                    May 11, 1993
WHITE EUROPEAN DOWN
-------------------------------------------------------------------------------------------------------
THE COST OF LIVING                    1,951,602                 42                  January 23, 1996
GRACIOUSLY
-------------------------------------------------------------------------------------------------------
THERMATILES                           2,110,467                 11                  November 4, 1997
-------------------------------------------------------------------------------------------------------
TWEEDS                                1,697,698             25 and 42                June 30, 1992
-------------------------------------------------------------------------------------------------------
WOMEN GIVING BACK                     2,084,136                 42                   July 29, 1997
-------------------------------------------------------------------------------------------------------
YOUR SOURCE FOR THE                   1,817,228                 42                  January 18, 1994
UNIQUE
-------------------------------------------------------------------------------------------------------
IMPROVEMENTS                          1,852,742                 42                 September 6, 1994
-------------------------------------------------------------------------------------------------------
ASCENSIA                              1,269,223                 24                   March 6, 1984
-------------------------------------------------------------------------------------------------------
ETHERIA                               1,267,157                 24                 February 14, 1984
-------------------------------------------------------------------------------------------------------
Miscellaneous Design                  1,250,410                 24                 September 6, 1983
(Goose Logo)
-------------------------------------------------------------------------------------------------------
Miscellaneous Design                  1,752,601             20 and 24              February 16, 1993
(Goose Logo)
-------------------------------------------------------------------------------------------------------
QUINTESSA                             1,276,167                 24                    May 1, 1984
-------------------------------------------------------------------------------------------------------
SCANDIA DOWN                          1,016,939                 24                   July 29, 1975
-------------------------------------------------------------------------------------------------------
SCANDIA DOWN                          1,725,746             20 and 24               October 20, 1992
-------------------------------------------------------------------------------------------------------
SCANDIA DOWN SHOPS and                1,299,511             20 and 24               October 9, 1984
Design (Goose Logo)
-------------------------------------------------------------------------------------------------------

Applications:


-------------------------------------------------------------------------------------------------------------
         MARK                         APP. NO.              CLASS                        APP. DATE
-------------------------------------------------------------------------------------------------------------
KEYSTONE FULFILLMENT                 75/528,629          35, 38 and  39                 July 31, 1998
--------------------------------------------------------------------------------------------------------------
KIDCALE                              75/501,411                24                       June 11, 1998
--------------------------------------------------------------------------------------------------------------
MAXIMUM EXPOSURE                     75/764,262                35                       July 30, 1999
--------------------------------------------------------------------------------------------------------------
SHAPE ENHANCER                       75/607,820                25                     December 18, 1998
--------------------------------------------------------------------------------------------------------------
GUMP'S BY MAIL                        75/721557                42                        June 9, 1999
INTERIORS, & Design
--------------------------------------------------------------------------------------------------------------
COMPAGNIE DE LA CHINE                75/713,766                21                        May 25, 1999
--------------------------------------------------------------------------------------------------------------
COMPAGNIE DE LA CHINE                75/757,999         3, 4, 5, 8, 11,                 July 22, 1999
and Design                                              14, 20, 21, 24,
                                                           25, 27, 30
--------------------------------------------------------------------------------------------------------------
A PLACE FOR                          75/630,138                35                      January 28, 1999
EVERYTHING... AND
EVERYTHING IN ITS
PLACE!
--------------------------------------------------------------------------------------------------------------
AMERICA'S AUTHORITY IN               75/208,182                42                     November 21, 1996
HOME FASHIONS
--------------------------------------------------------------------------------------------------------------
CASHMINA                             75/767,446                24                      August 4, 1999
--------------------------------------------------------------------------------------------------------------
COMPANY COTTON                       75/501,410                24                       June 11, 1998
--------------------------------------------------------------------------------------------------------------
COMPANY KIDS                         75/503,072             24 and 27                   June 12, 1998

--------------------------------------------------------------------------------------------------------------
COMPANY TABLE                        75/503,396             21 and 24                   June 12, 1998
--------------------------------------------------------------------------------------------------------------
COMPANY TOTS                         75/501,408                24                       June 11, 1998
--------------------------------------------------------------------------------------------------------------
CONTOUR                              75/524,481                25                       July 23, 1998
--------------------------------------------------------------------------------------------------------------
DESIUS                               75/739,566           9, 35 and 42                  June 29, 1999
--------------------------------------------------------------------------------------------------------------
ENCORE                               75/758,062                35                       July 22, 1999
--------------------------------------------------------------------------------------------------------------
HANOVER BRANDS                       75/749,277             16 and 35                   July 13, 1999
--------------------------------------------------------------------------------------------------------------
HOT SCOOP                            75/534,368                 8                      August 11, 1998
--------------------------------------------------------------------------------------------------------------
IN GOOD COMPANY                      75/610,610                35                     December 22, 1998
--------------------------------------------------------------------------------------------------------------
JOBBERWORLD                          75/707,506           35, 36 and 39                 May 17, 1999
--------------------------------------------------------------------------------------------------------------
KIDCALE                              75/501,411                24                       June 11, 1998
--------------------------------------------------------------------------------------------------------------
LIFE'S EASIER, NOW THAT              75/629,034                35                     January 28, 1999
CLEANING'S EASIER!
--------------------------------------------------------------------------------------------------------------
NETSAVE                              75/498,551                35                       June 9, 1998
--------------------------------------------------------------------------------------------------------------
PILLOW MENU                          75/758,920             35 and 42                   July 23, 1999

--------------------------------------------------------------------------------------------------------------
PLUSH PERFORMANCE                        75/                24 and 25                 January 28, 2000
--------------------------------------------------------------------------------------------------------------
TCS                                  75/528,265             20 and 24                   July 30, 1998
--------------------------------------------------------------------------------------------------------------
PRODUCTIVITY PILLOW                  75/461,968                20                       April 3, 1998
--------------------------------------------------------------------------------------------------------------
SOFTESSENCE                          75/406,722                24                     December 16, 1997
--------------------------------------------------------------------------------------------------------------
ST. TROPEZ                           75/499,381                24                       June 11, 1998
--------------------------------------------------------------------------------------------------------------
THE SHOPPER'S EDGE                   75/474,697                35                      April 27, 1998
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
THE SHOPPING EDGE                                           75/462,705                   42                          April 6, 1998
-----------------------------------------------------------------------------------------------------------------------------------
THE SOCK                                                    75/507,438                   25                          June 23, 1998
-----------------------------------------------------------------------------------------------------------------------------------
SCANDIA                                                        75.                 20, 24 and 35                  January 14, 2000
-----------------------------------------------------------------------------------------------------------------------------------
TURIYA                                                      75/751,412             20, 24 and 27                     June 28, 1999
-----------------------------------------------------------------------------------------------------------------------------------



                                   COPYRIGHTS

                                  ERIZON, INC.

None recorded

                              HANOVER BRANDS, INC.

-----------------------------------------------------------------------------------------------------------------------------------
TITLE                                                             REGISTRATION NO.                  DATE OF REG.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Combination stirring spoon [In sterling silver]                    GP 643                            7/15/50
-----------------------------------------------------------------------------------------------------------------------------------
GUMP's since 1861, a San Francisco legend                          TX-3-544-126                      4/20/93
-----------------------------------------------------------------------------------------------------------------------------------
Home for the holidays                                              VA-611-237                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Country angels                                                     VA-611-251                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
[Puppy love; Flannel puppies]                                      VA-611-254                        1/24/95
-----------------------------------------------------------------------------------------------------------------------------------
Minuet                                                             VA-682-070                        1/20/95
-----------------------------------------------------------------------------------------------------------------------------------
Calico cat                                                         VA-682-149                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Velvet bouquet                                                     VA-682-152                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Morning splendor                                                   VA-682-153                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Velvet bouquet                                                     VA-682-155                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Minuet                                                             VA-682-156                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Samba                                                              VA-682-157                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Morning splendor                                                   VA-682-158                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Country angels                                                     VA-682-159                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Laura                                                              VA-682-160                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Baemore                                                            VA-682-161                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Candle rose                                                        VA-682-810                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Laura                                                              VA-684-363                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Morning splendor                                                   VA-684-364                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Minuet                                                             VA-684-365                        1/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Country angels                                                     VA-700-292                        4/11/95
-----------------------------------------------------------------------------------------------------------------------------------
[Garden fairy]                                                     VA-950-630                        5/10/99
-----------------------------------------------------------------------------------------------------------------------------------
Tomorrow west Philadelphia welcomes its first Horn & Hardart
automat - cafeteria                                                A 110971                          4/2/40
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Fresh; nothing has ever been contrived or invented that takes the
place of fresh, natural goodness in food.                          KK 149134                         2/15/60
-----------------------------------------------------------------------------------------------------------------------------------
Get total flavor! Automated gilt edge coffee.                      KK 190890                         10/14/65
-----------------------------------------------------------------------------------------------------------------------------------
Mark Twain's riverboat playhouse                                   V Au-37-722                       4/20/82
-----------------------------------------------------------------------------------------------------------------------------------
Nature walk-stepping stone molds.                                  VA-705-957                        4/6/95
-----------------------------------------------------------------------------------------------------------------------------------
American                                                           VA-646-658                        5/2/95
-----------------------------------------------------------------------------------------------------------------------------------
Scheherazade                                                       VA-689-418                        4/10/95
-----------------------------------------------------------------------------------------------------------------------------------
Indies                                                             VA-700-290                        4/11/95
-----------------------------------------------------------------------------------------------------------------------------------
Galaxy                                                             VA-700-291                        4/11/95
-----------------------------------------------------------------------------------------------------------------------------------
Teddy bear throw                                                   VA-705-740                        4/10/95
-----------------------------------------------------------------------------------------------------------------------------------
Papillon                                                           VA-705-742                        4/10/95
-----------------------------------------------------------------------------------------------------------------------------------
Ipanema                                                            VA-705-743                        4/10/95
-----------------------------------------------------------------------------------------------------------------------------------
Veranda                                                            VA-710-819                        4/11/95
-----------------------------------------------------------------------------------------------------------------------------------
Captiva comforter set                                              VA-710-820                        4/11/95
-----------------------------------------------------------------------------------------------------------------------------------
Angels flannel sheets; Angel throw                                 VA-710-821                        4/11/95
-----------------------------------------------------------------------------------------------------------------------------------
Coronado                                                           VA-711-856                        4/12/95
-----------------------------------------------------------------------------------------------------------------------------------
Topiary                                                            VA-711-857                        4/12/95
-----------------------------------------------------------------------------------------------------------------------------------
Enchanted forest                                                   VA-711-858                        4/12/95
-----------------------------------------------------------------------------------------------------------------------------------
Bellissima                                                         VA-711-859                        4/12/95
-----------------------------------------------------------------------------------------------------------------------------------
Verve                                                              VA-711-860                        4/12/95
-----------------------------------------------------------------------------------------------------------------------------------
Teddy bear flannels                                                VA-711-861                        4/12/95
-----------------------------------------------------------------------------------------------------------------------------------
Twelve days of Christmas                                           VA-721-725                        5/23/95
-----------------------------------------------------------------------------------------------------------------------------------
St. Nick                                                           VA-726-212                        5/26/95
-----------------------------------------------------------------------------------------------------------------------------------
Turkey                                                             VA-726-598                        5/30/95
-----------------------------------------------------------------------------------------------------------------------------------
Pumpkin                                                            VA-742-792                        5/2/95
-----------------------------------------------------------------------------------------------------------------------------------
Regal paisley                                                      VA-751-418                        12/27/95
-----------------------------------------------------------------------------------------------------------------------------------
Nostalgic Santa Throw                                              VA-751-419                        12/27/95
-----------------------------------------------------------------------------------------------------------------------------------
Snowman                                                            VA-754-002                        12/27/95
-----------------------------------------------------------------------------------------------------------------------------------
Rallye stripes                                                     VA-759-696                        8/15/95
-----------------------------------------------------------------------------------------------------------------------------------
Nutcracker screen                                                  VA-761-121                        12/13/95
-----------------------------------------------------------------------------------------------------------------------------------
Velvet scroll                                                      VA-761-122                        12/13/95
-----------------------------------------------------------------------------------------------------------------------------------
Sheepy meadows                                                     VA-761-123                        12/13/95
-----------------------------------------------------------------------------------------------------------------------------------
Jewelstone                                                         VA-761-124                        12/13/95
-----------------------------------------------------------------------------------------------------------------------------------
We three kings                                                     VA-761-125                        12/13/95
-----------------------------------------------------------------------------------------------------------------------------------
Lady Guinevere: no. H95                                            VA-761-549                        12/18/95
-----------------------------------------------------------------------------------------------------------------------------------
Picket Fence chest.                                                VA-783-519                        2/2/96
-----------------------------------------------------------------------------------------------------------------------------------
Farm scene screen                                                  VA-783-525                        12/27/95
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Nostalgia Santa sheets                                             VA-783-526                        12/27/95
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Nostalgia Santa comforter                                          VA-783-527                        12/27/95
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

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Summer Breeze                                                      VA-807-871                        9/12/96
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Bedtime bears                                                      VA-807-872                        9/12/96
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Shell island                                                       VA-807-873                        9/12/96
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Yo Yo Quilt                                                        VA-807-874                        9/12/96
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Barnyard friends                                                   VA-807-875                        9/12/96
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Santa's PJs                                                        VA-807-876                        9/12/96
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Mrs. Claus' nightgown                                              VA-807-877                        9/12/96
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Teddy bear wall hanging                                            VA-809-786                        10/31/96
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Rose portrait                                                      VA-810-444                        9/16/96
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Jungle shadows                                                     VA-810-445                        9/16/96
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Daydreams                                                          VA-810-452                        9/16/96
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Pandemonium                                                        VA-810-453                        9/16/96
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Sweetheart quilt                                                   VA-810-454                        9/16/96
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Timberline                                                         VA-810-991                        9/6/96
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Candy cane sheets                                                  VA-813-688                        9/23/96
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Verona Rose                                                        VA-816-149                        9/20/96
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Fern glade                                                         VA-817-050                        9/20/96
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Chantilly rose                                                     VA-817-051                        9/20/96
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Vivaldi                                                            VA-817-052                        9/20/96
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Puppy Love                                                         VA-848-808                        4/4/97
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Merry Christmas                                                    VA-856-108                        5/8/97
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Night before Christmas                                             VA-856-109                        5/8/97
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Carousel                                                           VA-856-110                        5/8/97
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Frosty                                                             VA-856-111                        5/8/97
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Flower of the month                                                VA-862-843                        8/11/97
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Merry Christmas bed-in-a-bag                                       VA-865-028                        4/9/97
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Crystal lace                                                       VA-871-485                        8/11/97
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Savannah Lane Bedding                                              VA-872-656                        7/30/97
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Purrfection                                                        VA-872-688                        7/30/97
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Country walk                                                       VA-873-593                        7/30/97
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Skyline                                                            VA-873-594                        7/30/97
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